EXHIBIT 10.2


                                  CONFIDENTIAL

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                          LICENSE AND SUPPLY AGREEMENT


================================================================================



                                     between



                            CombiMatrix Corporation.
                            6500 Harbour Heights Pkwy.
                            Mukilteo, WA 98275
                            USA

                            (hereinafter referred to as "CBMX")

                                                 [SUPPLIER/LICENSOR]



                                       and



                            Roche Diagnostics GmbH
                            Sandhofer Stra(beta)e 116
                            68305 Mannheim

                            Germany

                            (hereinafter referred to as "RDG")

                                                 [PURCHASER/LICENSEE]

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                                  CONFIDENTIAL
                                      -2-


This License and Supply Agreement (the "Agreement"), effective as of July 1, 2001 ("Effective Date"), is made and entered into by and between RDG and CBMX. RDG and CBMX may be referred to herein individually as a "Party" and collectively as the "Parties."

RECITALS

WHEREAS

(1) CBMX and RDG are entering into a broad strategic collaboration in micro array technology comprising this Agreement and a Research & Development Agreement (the "R&D Agreement") all of which are independent and legally binding agreements and are signed and entered into effect on the Effective Date.

(2) CBMX is the owner of intellectual property rights including Know-How and various patents, patent applications, copyrights and trademarks in the field of array technology including its proprietary micro array-technology and is willing to supply RDG with certain CBMX products and grant to RDG a related license under the terms and conditions of this Agreement;

(3) RDG desires to purchase certain CBMX proprietary products and obtain a related license from CBMX in respect of its intellectual property rights under the terms and conditions of this Agreement;

(4) CBMX and RDG have now agreed to enter into this Agreement and to regulate their mutual rights and obligations in the manner hereinafter appearing.

NOW, THEREFORE the Parties hereto in consideration of the premises and of the mutual covenants, agreements, representations and warranties hereinafter set out, the Parties hereto agree to enter into this Agreement according to the following terms and conditions:

                                   PARAGRAPH 1
                                   DEFINITIONS
                                   -----------

The following terms shall be defined as follows for the purpose of this
Agreement:

         (1) "Affiliate" shall mean any person, company or entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, RDG or CBMX. For purposes of this definition, "control" shall mean the direct or indirect ownership of (a) at least fifty per cent (50%) or the maximum controlling percentage, if less than fifty per cent (50%), as allowed by applicable law, of the outstanding voting securities or participating profit interest of such entity, (b) at least fifty per cent (50%) of the decision making authority of such


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

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                                  CONFIDENTIAL
                                      -3-


entity, or (c) otherwise has the ability to direct the management of such entity. Notwithstanding the foregoing, the term "Affiliate" shall not include Genentech, Inc. a company located at 460 Point San Bruno Boulevard, South San Francisco, California, U.S.A.

         (2) "Agreement" shall mean this License and Supply Agreement and all Annexes and Exhibits hereto.

         (3) "Agreements" shall mean this Agreement and the R&D Agreement collectively."

         (4) "Array(s)" shall mean semiconductor-based CBMX supplied biochip(s) having nucleic acid biological probe arrays synthesized thereon contained in Cassettes in sets per Cassette of up to ten Arrays ready for introduction of RNA or DNA samples prepared from biological specimens.

         (5) "Cassette(s)" shall mean CBMX carrier(s) capable of holding multiple Arrays; when used without qualification, this term shall refer to Blank, Custom and Catalogue Cassettes without distinction. "CUSTOM CASSETTE(S)" shall mean Cassettes containing Custom Arrays. "CATALOGUE Cassettes" shall mean Cassettes containing only Catalogue Arrays. "BLANK CASSETTES" shall mean Cassettes containing only Blank Chips.

         (6) "Catalogue Array(s)" shall mean Arrays containing Content developed by RDG or acquired by RDG that is pre defined and the same from Array to Array, and which will be publicly available to multiple End Users through catalogue-type sales by RDG or CBMX.

         (7) "Custom Arrays" shall mean Arrays with Content specified on a case-by-case basis by RDG or RDG End Users either through specifying the genes of interest or the actual nucleic acid capture probe sequences, and shall not include Catalogue Arrays.

         (8) "Confidential Information" shall mean information, including, without limitation, information related to inventions, technology, know-how, trade secrets, plans, data, research, development, design, processes, manufacture, marketing, financial matters, and personnel matters that one Party discloses to the other in any form, written, oral or otherwise, with the exception of information which

                  (i) at the time of disclosure is in the public domain or which after disclosure becomes part of the public domain through no fault of the recipient; or


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -4-


                  (ii) the recipient can show, by its written records, was already in its possession at the time of disclosure hereunder; or

                  (iii) the recipient can prove was rightfully received from a Third Party, which to the recipient's knowledge, the Third Party, without breach of any obligation of secrecy, is free to disclose to others; or

                  (iv) the recipient can prove, by its written records, was independently developed by the recipient without reference to the confidential information disclosed to it pursuant to this Agreement; or

                  (v) is required by law, regulation, rule, act or order of any governmental authority to be disclosed: provided, that the recipient shall give the disclosing party timely, prior notification if it intends to disclose any Confidential Information in order that disclosing party shall have an opportunity to intervene to limit or prevent disclosure of such Confidential Information; and provided further, that the recipient disclose only the minimum Confidential Information required to be disclosed in order to comply with its disclosure obligations.

         (9) "Content" shall be the compilation of nucleic acid capture probes on an Array, including their pattern of distribution. Content may include proprietary nucleic acid sequences and/or may be separately protectable by patent rights. The copyright to all Content that is nucleic acid capture probes, and not gene selection, initially synthesized by CBMX and designed by or using CBMX Software shall be owned by CBMX, it being understood that such copyrights do not encompass patent rights and intellectual property relating to gene sequences owned by RDG or RDG-Customers.

         (10) "Distributor" shall mean a reseller, which is not an Affiliate of a Party, of a Licensed Product purchased from such Party or one of its Sales Representatives for resale, transfer or other disposition to an End User.

         (11) "Effective Date" shall mean the date defined as such above.

         (12) "Field" shall mean assays and uses of Licensed Products relating to genetic analysis, testing and research of nucleic acid based genetic materials, and the creation, maintenance and/or commercialization of nucleic acid sequence based genetic databases for research purposes (including pharmaceutical research) and all diagnostic purposes and applications. The "Field" excludes any assays or uses of the Licensed Products not explicitly permitted by this definition, including but not limited to, assay or use related to material sciences proteomics, glycomers, glycoproteins or non-nucleic acid-based


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -5-


capture molecules including non-nucleic acid molecules assembled onto nucleic acid capture probes.

         (13) "Hybridizer/Reader" shall mean a hardware device and embedded Software that combines a nucleic acid hybridization function and an Array reader, and related components, as described in the Specifications.

         (14) "Major Markets" means the United States, the European Union and Japan.

         (15) "Net Sales" shall mean, with respect to sales, transfers or other dispositions of a product by a Party or its Affiliates to End Users or Sales Representatives the amount invoiced to such End Users or Sales Representative as reported in the Party's internal accounting system, consistent with the accounting principles consistently applied in such Party's jurisdiction (hereinafter referred to as "Gross Amount"), less the following items:

                  i) the Refund Deduction applicable to such sales or other dispositions; and

                  ii) value added tax, sales tax and similar taxes levied on such sales or other dispositions, PROVIDED THAT such taxes are separately shown on invoices.

In the event one or more royalty bearing products (that is, Licensed Products, Royalty bearing Reagents and Content in the case of RDG and Custom Cassettes and Royalty bearing Reagents in the case of CBMX) is sold together with one or more other non royalty-bearing products at a single price (such combination is hereinafter referred to as "Combination Product"), such single price shall be allocated among the royalty bearing and non royalty bearing product(s) in the Combination Product based on the average selling price for such products when sold separately, provided that if any of such non royalty bearing products is not also then being sold alone, CBMX and RDG shall agree upon the market price that could reasonably be expected for that product or a comparable product. For purposes of calculating the Gross Amount and Net Sales, any Catalogue Array and any Content thereon shall be deemed to be one product. The portion of such single price allocated to such royalty bearing product(s) in the Combination Product shall be included in the Gross Amount invoiced used to calculate Net Sales of such Combination Product in accordance with the applicable formula above. The portion of such single price allocated to such other non royalty bearing product(s) in the Combination Product shall not be included in the Gross Amount used to calculate Net Sales of the Combination Product. "Net Sales" shall exclude sales, transfers or other dispositions among a Party, its sub licensees and its Affiliates unless it is an End User. Any product sold, transferred or otherwise disposed of in other than an arms length transaction or for other property, E.G., barter shall be deemed invoiced at fair market value in the country of sale, transfer or disposition.


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -6-


         (16) "Know-How" shall mean all technical information, trade secrets, know-how and knowledge owned or licensed by CBMX, patentable or not, which is proprietary and confidential. "Know-How" shall exclude rights to Content. "Know-How" shall include applicable "Results" under the R&D Agreement.

         (17) "Licensed Patents" means any and all patents or patent applications owned or controlled by CBMX (including without limitation all "Results" under the R&D Agreement, divisionals, continuations-in-part, reissues, reexaminations, extensions and corresponding foreign patents and patent applications) in existence or hereafter filed and as disclosed and amended from time to time in ANNEX I to this Agreement, at least one claim of which would be infringed by the making, using or selling of any Licensed Product by an unauthorized party. "Licensed Patents" shall exclude rights to Content.

         (18) "Licensed Product(s)"shall mean Catalogue Cassettes, Catalogue Arrays, Custom Cassettes, Custom Arrays, Blank Chips, Blank Cassettes, Hybridizer/Reader(s) together with Hybridizer Software, Desk Top Synthesizers, the Phone Booth Synthesizer provided for in Section 3.1(c), Web Services, consisting of Probe Design Software and Image Capture Software initially, and related Software, in each case, for applications only in the Field, and in each case subject to the limitations set forth in Section 2.1 and elsewhere in this Agreement. When they are developed under the R&D Agreement, the Licensed Products shall include Miniarrays (as defined in the R&D Agreement) and Chiplettes (as defined in the R&D Agreement). The Licensed Products shall not include Reagents.

         (19) "Reagents" shall mean all chemicals, solutions, reagents materials and buffers used in purification, labeling, testing, processing and analysis of biological samples. Royalty bearing Reagents (together with catalogue numbers, if available) for the purposes of this Agreement are identified in ANNEX II attached hereto, as such may be amended in writing from time to time by mutual agreement of the Parties.

         (20) "Refund Deduction" shall mean a deduction from the Gross Amount of Licensed Products equal to [*] percent ([*]%) of the amount determined by subtracting from such Gross Amount all separately-invoiced value added taxes, sales taxes and similar taxes reflected in such Gross Amount, intended by the Parties, in lieu of deductions for actual expenses, as an allowance for all expenses to be deducted from Gross Amount to calculate Net Sales (other than value added taxes, sales taxes and similar taxes), including, without limitation
(a) amounts repayable or creditable because of charge backs, refunds, rebates or retroactive price reductions, (b) tariffs, duties, excises and other taxes imposed upon the production, sale, delivery or use of


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -7-


Licensed Products (excluding value added taxes, sales taxes and similar taxes), and (c) distribution and other customary expenses, such as freight, transportation and insurance expenses.

         (21) "Party or Parties" shall mean RDG and/or CBMX.

         (22) "Sales Representatives" is defined in Section 2.2.

         (23) "Software" may, depending on the context of use of the term, mean
(i) software in machine-readable form and software embedded in the Hybridizer/Reader(s) ("HYBRIDIZER SOFTWARE"), (ii) nucleic acid probe array design software ("PROBE DESIGN SOFTWARE"), image capture software ("IMAGE CAPTURE SOFTWARE"), provided on CD ROM or included in the Web Services ("SERVICE SOFTWARE"), and/or (iii) any other computer software and documentation included in, shipped with or made available for use with or as a part of the Licensed Products and licensed and/or sold to RDG by CBMX, and includes any software manufactured or produced by or on behalf of CBMX and embedded in or used in connection with use of the Licensed Products, including all modifications, enhancements, updates and upgrades thereto. Subject to future amendment to this Agreement, CBMX may provide RDG, with a license to access and use a comprehensive suite of integrated tools, programs, additional Service Software (e.g., assay analysis and/or customer data storage software), other Software, databases and other related items to design, analyze and manage assays, via the World Wide Web, through the http://my.combimatrix.com website and other related websites (the "Web Services"). Accordingly, when the term "Web Services" is used herein, until further amendment to this Agreement, such term shall include only Probe Design and Image Capture Software. Initially, CBMX will, subject to the terms and conditions of this Agreement, provide RDG and its End Users with a license to access and use the Hybridizer Software, Probe Design Software, and Image Capture Software. CBMX may modify, discontinue, temporarily or permanently, the Web Services, including removal or addition of functionality or content, and/or change the terms and conditions of this Agreement that CBMX may be required to 'pass through' to RDG as a result of a separate agreement between CBMX and a supplier, provided that the terms of this Agreement are not materially adversely affected by such "pass through" terms and conditions. It is understood and agreed that initially the only Web Services available shall include Image Capture Software and Probe Design Software, and that if RDG Customers desire to use them, the cost for other Web Services, including data management, image analysis, bioinformatics, etc., would be charged at the then current CBMX list price available to other CBMX End Users, it being understood that RDG Customers may use CBMX Web Services but that such use is not mandatory and use of other Web Services by RDG Customers does not violate any of the terms of this Agreement. Coordination, if any, between CBMX and RDG Internet portals will be subject to future discussion between the Parties.


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

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                                  CONFIDENTIAL
                                      -8-


         (24) "Specifications" shall mean the functional specifications for the Licensed Products set forth on ANNEX III attached hereto. CBMX reserves the right to make changes to the Specifications, which do not adversely affect physical or functional interchangeability or performance of any Licensed Product.

         (25) "Blank Chip(s)" would mean semiconductor-based CBMX-supplied biochip(s) prepared for the introduction of Content through IN SITU synthesis.

         (26) "Desk Top Synthesizer" shall mean a biochip synthesis unit for synthesizing Content onto Blank Chips that are arranged in a Cassette, as more fully described in and to be developed under the R&D Agreement. A Desk Top Synthesizer shall contain [*] Synthesis Modules. A Synthesis Module is a Content synthesis device able to hold one Cassette at a time for effecting Content IN SITU synthesis.

         (27) "Technology" shall mean all Licensed Patents, and Know-How.

         (28) "Territory" shall mean the entire world.

         (29) "Third Party" or "Third Parties" shall mean any person or persons or entity or entities other than RDG or CBMX, or an Affiliate of RDG or CBMX at the time of the conclusion of this Agreement.

         (30) "RDG Customer" shall mean [*], that purchases Custom Cassettes, Custom Arrays, Blank Chips, Blank Cassettes, or related Reagents from CBMX and that before such purchase first purchased [*]. An RDG Customer shall remain and be treated as an RDG Customer for the purposes of this Agreement throughout the term of this Agreement. Notwithstanding the foregoing, for the purposes of this Agreement, an End User that executes and delivers an agreement with CBMX or any of its Sales Representatives for the purchase of [*] shall not be treated as an RDG Customer, except for deliveries to [*] by End User Location [*].

         (31) "End User" or "Sub-licensee" means any person, firm, entity or corporation that purchases or takes possession from RDG, CBMX or any of their respective Sales Representatives any of the Licensed Products for use within the Field.


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -9-


         (32) "Phone Booth Synthesizer" shall have the meaning in Section
3.1(c).

         (33) "Sales Representative" means a Party, its Affiliates and each of the Party's and its Affiliates' respective agents, Distributors and sales representatives through whom such Party sells, transfers or otherwise distributes any Licensed Product to End Users. RDG Sales Representatives shall exclude CBMX Sales Representatives and visa versa.


                                   PARAGRAPH 2
                                GRANT OF LICENSE
                                ----------------

2.1 LICENSE AND SUBLICENSE. Subject to the terms and conditions of this Agreement, CBMX hereby grants to RDG a royalty-bearing world-wide and non-exclusive (subject to Section 2.1.1 regarding Desk Top Synthesizers) license to use the Technology only within the Field only for the purposes of (i) developing Content for Catalogue Arrays and Catalogue Cassettes and (ii) marketing, distributing, selling and having sold Licensed Products, in the Territory to End Users, together with a non-exclusive right to sublicense RDG Affiliates (for as long as they remain RDG Affiliates and provided that RDG remains responsible for all of its obligations and those of its Affiliates under this Agreement); provided that as a condition to marketing, distributing, selling, having sold, disposing or otherwise transferring any applicable Licensed Product to any End User, RDG and its Affiliates shall comply with the terms and conditions set forth elsewhere in this Agreement. Section 3.2 (c) and
3.3 (f) provide under certain circumstances for an additional limited license and manufacturing rights to be granted to RDG. RDG will be free to determine its own resale and licensing prices of the Licensed Products to End Users. RDG and its Sales Representatives shall not use, market, sell, distribute, transfer or dispose of the Technology or Licensed Products for any purpose not licensed or permitted by this Agreement provided however that the use for any purpose of biochips by other manufacturers than CBMX by RDG Customers on Hybridizer/Readers and Desk Top Synthesizers - if such use is technically possible - is beyond RDG's reasonable control and shall not be a violation of this Agreement unless such use is promoted or assisted by RDG.

2.1.1 CO-EXCLUSIVE LICENSE OF DESK TOP SYNTHESIZERS. Subject to the terms of this Agreement and completion of development of Desk Top Synthesizers under the R&D Agreement and notification by RDG that it is ready for commercial launch of Desk Top Synthesizers, the license granted in Section 2.1 for the marketing, distribution, sale, disposal or transfer from RDG or its Affiliates of Desk Top Synthesizers shall be co-exclusive with CBMX, its Affiliates and Sales Representatives in the Field and for the term of this Agreement. In the event that RDG fails to order from CBMX a minimum of [*] Desk Top Synthesizers units within the first [*] years after the delivery of the first unit to RDG, CBMX reserves the option to revoke this co-exclusivity license and revert to the non-exclusive license as otherwise set forth in Section 2.1. Both Parties agree to meet every [*] years after the initial [*]- year


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -10-


period to re-negotiate in good faith, and consistent with then market conditions, the minimum order quantity for the following [*] year period.

2.1.2 MANUFACTURING OPTION FOR HYBRIDIZER/READER. AFTER THE [*] ANNIVERSARY OF THE EFFECTIVE DATE, the parties agree to discuss and, if appropriate, negotiate in good faith an amendment to this Agreement to provide additional manufacturing rights related to Hybridizer/Readers to RDG and to address related issues as mutually agreed if RDG can provide CBMX with convincing competitive reasons for its needing such rights.

2.1.3 CERTAIN LICENSE LIMITATIONS. This Agreement does not contemplate the purchase by RDG from CBMX and the sale, disposal, distribution or transfer by RDG or its Sales Representatives of Blank Chips, Blank Cassettes, Custom Arrays, Custom Cassettes, related CBMX Reagents or Probe Design Software. Subject to the terms and conditions of this Agreement, RDG and its Sales Representatives may otherwise market such products on behalf of CBMX. Except for synthesis of nucleic acid on Blank Chips or Blank Cassettes for creation of Custom Arrays by RDG End Users using Desk Top Synthesizers and synthesis of nucleic acid on Blank Chips or Blank Cassettes by RDG using its Phone Booth Synthesizer, only CBMX may synthesize nucleic acid on Blank Chips, Blank Cassettes, Custom Arrays or Custom Cassettes ordered by RDG End Users. Subject to the terms and conditions of this Agreement, RDG may, upon completion of their development under the R&D Agreement, purchase from CBMX and RDG and its Sales Representatives may market, distribute, sell, have sold, dispose or otherwise transfer to End Users Desk Top Synthesizers exclusively for synthesis by such End Users of nucleic acid exclusively on Blank Chips in Blank Cassettes for creation of Custom Arrays exclusively for internal use by End Users provided however that diagnostic End Users may sell and commercialize information obtained with Licensed Products. In connection with such transactions, End Users will be required to use Blank Chips in Blank Cassettes (supplied at Custom Array/Cassette prices provided for in this Agreement) and nucleic acid capture probe design software (provided by RDG or CBMX) and Image Capture Software. RDG's use of the Phone Booth Synthesizer will be exclusively for synthesis by RDG of Content on Blank Chips for production of Catalogue Arrays for sale to RDG End Users. CBMX will supply RDG with Blank Chips in Blank Cassettes for use in the Phone Booth Synthesizer as set forth in this Agreement and RDG shall not require or have access to any of the Service Software or Web Services in connection with the use of the Phone Booth Synthesizer, because no such access is needed.

2.2 MANNER OF DISTRIBUTION. RDG may, subject to Section 2.1, sell and distribute Licensed Products through its Sales Representatives. RDG shall and shall cause each of its Sales Representatives to comply with the terms and conditions of this Agreement and all applicable laws, rules, and regulations. Before and as a precondition to marketing, distributing, selling, having sold, disposing or otherwise transferring any Licensed Products to any RDG End Users, RDG and its Sales Representatives shall


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -11-


require each RDG End User using Licensed Products to agree to be bound by terms and conditions of sale mutually agreed upon between the Parties to protect both their interests. If no such agreement can be reached before [*], RDG and its Sales Representatives shall be allowed to market, distribute, sell, have sold, dispose or otherwise transfer Licensed Products to RDG End Users and invoice those RDG End Users directly under its own terms and conditions of sale but only if those terms and conditions are consistent with the terms and conditions contained in this Agreement (including, without limitation, Sections 2, 3.2, and 14.17) and provide at least for the following:

o SOFTWARE. To the extent RDG and its Sales Representatives market, distribute, sell, have sold, dispose or otherwise transfer Software or Web Services to RDG End Users, CBMX licensing terms and conditions concerning use of and access to Software or Web Services shall be used and passed through to such End Users.
o LEGAL COMPLIANCE. End Users shall comply with applicable laws, rules and regulations, including, without limitation, those relating to export and products not yet FDA or foreign regulatory agency equivalent approved as contemplated by Section 3.4. Additionally, End Users shall be responsible for properly disposing of wastes, spent materials, laboratory equipment and other materials constituting or used in connection with the Licensed Products and personal injury or property damage resulting from, or alleged to result from, the improper handling of the Licensed Products or the use of non-CBMX authorized materials in conjunction with the Licensed Products, including without limitation biological material introduced into the Licensed Products by the End User.
o        CONTENT. Protection of CBMX copyright for Content as described in
         Section 1 (9) of this Agreement. In particular, CBMX shall own the copyright to, and shall have the exclusive right to obtain copyright protection for, the Content designed using CBMX Software and its identity shall not be disclosed, unless specifically requested by the End User, in which case Customer shall pay CBMX the then current CBMX list price for a copy of such information. In addition, End Users may not use Licensed Products or Web Services to design Content used for "Tag Arrays," that is, Content whose purpose is for capturing other molecules that are not nucleic acids.
o COMMERCIAL SERVICES. Unless End Users are not for profit institutions, they may not provide to or on behalf of any third party services that relate to any Licensed Product or Web Service including commercial contract research services; or distribute, transfer, license or otherwise make available to a third party any commercial data or database that is obtained, in whole or in part, from the use of any Licensed Product or Web Service. A service or database is "commercial" if access to it is controlled and provided for sale or commercial license. Reasonable restrictions on use of Licensed Products providing that RDG End Users shall not be allowed to resell, transfer, assign, lease, rent, sublicense, provide third party access to or otherwise distribute Arrays or Blank Chips synthesized by them or other Licensed Products, provided however that diagnostic End Users may sell and commercialize information obtained with Licensed Products


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -12-


o MISC. End Users may not copy, alter, adapt, improve, modify, decode, decompile, disassemble, reverse engineer, reproduce Licensed Products, in whole or in part.

2.3 TRADEMARKS. CBMX grants to RDG and its Affiliates a non-exclusive, royalty-free right and license in the Territory to use and refer to the CBMX names, trademarks, logos, symbols, designs, and other designations ("CBMX Brands") used in connection with the Licensed Products in order to advertise and market same to End Users. RDG shall apply the CBMX Brands to the Licensed Products covered by this Agreement in a manner mutually agreed by the parties. On Licensed Products sold, transferred or distributed by RDG or any of its Sales Representatives to End Users, the Parties' brands shall be displayed in approximately equal prominence to one another. This license is limited to the use of the CBMX Brands directly on the Licensed Products in the manner agreed by the Parties or in direct advertising of the Licensed Products or on manual and support documentation specifically designed to be used in connection with the Licensed Products. RDG may use its own names, trademarks, logos, symbols, designs and other designations or brands in connection with the Licensed Products. In the event RDG uses its own brand identification, RDG shall assume full responsibility for obtaining any authorization, certification or approvals for the Licensed Products sold or licensed under or in connection with such brand identification.

2.4 PATENT MARKINGS. CBMX shall mark all Licensed Products sold under the terms of this Agreement, or their containers or packages, in accordance with the applicable patent marking laws to the extent such marking is required by applicable patent law to preserve Licensed Patents. RDG shall not remove or modify any CBMX trademark or marking of CBMX. In addition, RDG shall also appropriately mark its sales and promotional literature, brochures, instruction booklets, Web site pages and the like, with the Licensed Patent numbers and patents pending.


                                   PARAGRAPH 3
                           SUPPLY OF LICENSED PRODUCTS
                           ---------------------------

3.1 INITIAL PRODUCTS AND MILESTONE PAYMENTS. CBMX shall, as applicable, either deliver and sell, or provide evidence of operational effectiveness, to RDG and RDG shall, according to the following schedule, take delivery of and pay CBMX for the following prototypes (which shall not be required to meet the applicable Specifications unless otherwise stated below), for evaluation purposes only (and not for resale or transfer, or production of any products for sale or transfer, to Third Parties) by RDG or its Affiliates, of Licensed Products, for the following purchase prices:

         (a) HYBRIDIZER/READER AND CASSETTE DEVELOPMENT. On or before [*], CBMX shall notify RDG that CBMX has developed an operationally effective RDG (i) Hybridizer/Reader and (ii) Cassette ready for hybridization and containing two Arrays synthesized with test capture probes selected by CBMX. Within thirty days of such notice technical representatives of the Parties shall meet at CBMX facilities for demonstration by CBMX of such operational effectiveness.


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -13-


Operational effectiveness of the Hybridizer/Reader is demonstrated when a Cassette containing an Array is inserted into the Hybridizer/Reader and there is production of a spatial map of fluorescent density/intensity over a single Array. Operational effectiveness of the Cassette is demonstrated when an Array within a Cassette with electric and fluidic connections is synthesized with test Content and the Array is hybridized with test sample within the Cassette showing expected positive, negative and null control results. If such operational effectiveness is demonstrated, or if the thirty day notice period set forth in this Section passes without any RDG representatives attending the meeting contemplated by this Section, RDG shall make to CBMX [*].

         (b) DELIVERY OF HYBRIDIZER/READERS Upon delivery of [*] prototype operationally effective (under Section 3.2 (a)) Hybridizer/Readers for internal use by RDG and not for resale, which delivery shall not occur later than [*], RDG shall pay to CBMX [*].


         (c) PHONE BOOTH SYNTHESIZER. Upon delivery, which delivery shall not occur later than [*], of [*] operationally effective synthesizer modules housed in one "phone booth" like unit ("Phone Booth Synthesizer") for synthesizing Content onto Blank Chips arranged in a Cassette, wherein a phone booth-like unit is a twenty-two inch EIA standard enclosure, without chemical supplies, and wherein the operational synthesizer modules will be electronically and fluidically connected and operationally tested at CBMX, each module being able to hold one Cassette at a time for effecting Content IN SITU synthesis, RDG shall pay to CBMX [*].

         (d) CUSTOM CASSETTES. CBMX shall no later than [*] make available for delivery to RDG, Custom Cassettes containing Custom Arrays (for development by RDG of Content for Catalogue Arrays). RDG shall pay to CBMX [*] per Custom Array. CBMX shall sell and deliver to RDG Custom Cassettes containing up to a total of [*] Custom Arrays over 12 months from such date; RDG will pay for such Cassettes in full over and within such 12 month period but may, at its discretion, take actual delivery of such Custom Cassettes on a longer schedule if it desires.

         (e) DELAYED DELIVERIES. In the event CBMX fails to meet any of the deadlines set forth in this Section 3.1 and RDG does not exercise [*] under this Agreement, [*] that any such deadline is missed, the applicable payment otherwise due and payable from RDG shall be reduced by [*].


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -14-


3.2 SUPPLY OF LICENSED PRODUCTS.

         (a) PRICES. Prices for Licensed Products to be purchased from CBMX by RDG under this Section 3.2 are provided in Section 5.1.4 and ANNEX IV. As a clarification point, Arrays and Blank Chips are priced by the Array or Blank Chip, not by the Cassette, although it is intended that Arrays and Blank Chips will be supplied within Cassettes.

         (b) FORECASTS. Within thirty (30) days of completion of the obligations of CBMX under Section 3.1 (a)-(d), and on a continuous basis thereafter, RDG and CBMX will agree to a twelve (12) month rolling forecast for orders of Licensed Products identified in Section 3.2(a), to be updated quarterly by the first day of each calendar quarter. The first quarter of each updated forecast shall be firm, and [*] of the second and [*] of the remaining quarters of each updated forecast shall be firm. After the first twelve months from the point specified in the first sentence of this Section, CBMX shall not be obligated to manufacture and sell to RDG during any calendar month hereunder a number of Licensed Products greater than [*] of the immediately preceding month's forecast of Licensed Products.

         (c) ALLOCATION OF LIMITED SUPPLY AND CERTAIN RDG MANUFACTURING RIGHTS. If for any reason (including but not limited to FORCE MAJEURE) CBMX is unable to supply the total demand for the products for its customers, it may allocate its available supply of products among all purchasers on a pro rata basis according to the proportion of their respective current outstanding orders as determined in good faith by CBMX. As long as allocation is done in accordance with these procedures, CBMX shall not incur any liability for any failure of performance under this Agreement. In the event such allocation lasts more than [*] days and relates to any Licensed Product, RDG shall be granted certain license and manufacturing rights as set forth in EXHIBIT A to this Agreement.

         (d) ORDERING PROCEDURE. Letter, telefax or e-mail may issue RDG Purchase Orders for Licensed Products. The terms and conditions set forth in this Agreement shall prevail over any terms and conditions included in any Purchase Order, Acknowledgment or any other forms used by either CBMX or RDG.

         (e) COMPLIANCE WITH LAWS. The Parties shall comply with any and all applicable laws, regulations, rules and governmental requirements in connection with their respective obligations under this Agreement.

         (f) WEB SERVICES. For RDG's design of Content for Custom Cassettes and Arrays under Section 3.1 (c), CBMX will provide RDG with a password, that RDG


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -15-


may change, exclusively for use and access to the Probe Design and Image Capture Software. That password is exclusively for RDG's, and no other person's use. RDG is solely responsible for maintaining confidentiality of such password and for any and all use and access to the Probe Design and Image Capture Software under RDG's account. RDG agrees to immediately notify CBMX of any unauthorized use of RDG's password or account or any other breach of security. CBMX or third parties may provide links from its web site to other World Wide Web sites or resources. CBMX does not endorse and is not responsible for any data, software or other content available from such sites or resources. RDG acknowledges and agrees that CBMX shall not be liable, directly or indirectly, for any damage or loss relating to RDG's use of or reliance on such data, software or other content. CBMX takes security issues seriously, and has taken steps to make the Web Services free from unauthorized access and use. However, security mechanisms implemented for the Web Services have inherent limitations. Therefore, any loss or harm caused to RDG's data through use of the Web Services will be borne exclusively by RDG, and RDG agrees that CBMX shall have no liability for any such loss or harm.

         (g) RELATED LIMITATIONS. RDG agrees that the Web Services, and related text, software, sound, photographs, video, graphics, or other material contained in, or presented to RDG as part of, the Web Services in whatever form (collectively and individually, the "Web Content") and Software constitutes valuable proprietary information and trade secrets of CBMX, its licensors and/or its suppliers, and understands and agrees that it may not copy, alter, adapt, improve, modify, decode, decompile, disassemble, reverse engineer, reproduce, disclose, publish, any of Web Content, Software or Licensed Products in whole or in part. RDG agrees that the obligations in this paragraph shall survive termination of this Agreement for any reason. Use or access to third party Software, including Software whose functionality is accessible through the Web Services or Software may include or make use of certain third party software. All use of such software shall be governed by such third party license. RDG may not mount an attack against Web Services, attempt to gain root access, or conduct any other activity intended to disrupt the Web Services.

         (h) SOFTWARE UPDATES AND UPGRADES. For purposes of this Agreement, upgrades are defined as providing additional features and functionality, and updates are defined as performance modifications to correct system operation and current functions. Software updates shall be provided by CBMX at no cost to RDG. RDG shall be charged at the then current price for any Software upgrades or hardware required to support any Software upgrades or updates. CBMX reserves the right to cease providing upgrades, updates, and services, other than services required by the terms of this Agreement for any Licensed Products no longer sold by CBMX.

         (i) RISK OF LOSS AND DELIVERY. In each of RDG's purchase orders, RDG shall designate a single RDG designated central distribution facility, out of up to three possible RDG locations, to which CBMX shall be required to deliver all Licensed


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -16-


Products ordered by RDG for its own use or for resale to RDG Customers or End Users pursuant to such purchase order. Subject to Section 5.1.8, all prices and payments to CBMX by RDG for the purchase of Licensed Products are CIP CBMX's facilities (as such term is defined in the International Chamber of Commerce's Official Rules for the Interpretation of Trade Terms entitled "Incoterms 2000"). Upon delivery to the carrier at CBMX's facilities, (a) risk of loss to the Licensed Products shall pass to RDG, and (b) except for title to the Software which shall remain with CBMX or its licensors at all times, title to the Licensed Products shall pass to RDG. Unless CBMX receives specific shipping instructions from RDG, CBMX may, without liability, exercise its discretion in selecting the method of shipment and the carrier. Time is not of the essence for CBMX obligations herein. However, CBMX will use its commercially reasonable efforts to deliver ordered products within thirty (30) days of forecasted delivery dates under Section 3.2 (b). Subject to Section 3.2(c), as its exclusive remedy for late deliveries, RDG shall have the right to reject a late delivery as non-compliant and return it to CBMX at CBMX cost and expense. CBMX or its representative may make partial deliveries. RDG will be required to complete any necessary site preparations at its cost.

         (j) INSPECTION AND ACCEPTANCE. RDG shall perform inspection and/or acceptance testing of the Licensed Products and give detailed written notice to CBMX of any claim for shortage, damage or that the Licensed Products do not conform with applicable Specifications. If RDG fails to give such notice within thirty (30) days of receipt by RDG or its designee, all Licensed Products shall be deemed to be accepted unconditionally by RDG. If more than [*] of any batch, that is, a delivery of like kind Licensed Products, of Licensed Products delivered to RDG or its designee fails to conform with the Specifications under this Agreement, except for loss or damages during transit or the fault of RDG or its Sales Representatives, RDG shall have the right to reject the whole batch. CBMX shall replace non-conforming Licensed Products as soon as reasonably practicable or, at RDG's choice, refund the purchase price for the non-conforming Licensed Products. Returns of non-conforming Licensed Products shall be by shipping means selected by CBMX and shall be at CBMX's cost and expense and title to all returned Licensed Products shall belong to CBMX. When contacting CBMX for return instructions (which will include a returned goods identification number), CBMX must be given the invoice number and date of the shipment. Except where items were damaged in transit, returns must be in clean factory packaging. If shipment is delayed at RDG's request, RDG will promptly reimburse CBMX for all costs of storage.

         (k) LIMITED WARRANTY. Subject to the limitations set forth elsewhere in this Agreement, CBMX warrants only to RDG that the Licensed Products, other than Software, under normal use and conditions, will be free from defects in materials and workmanship and will comply with any then applicable pecifications for a period of twelve months from the date of shipment to the RDG, provided that the warranty period for Arrays shall be the longest period provided by CBMX to any of its End Users. CBMX does not warrant the Software is or will be free of all defects. CBMX warrants


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -17-


that the Software, other than the Web Services, Probe Design Software or Image Capture Software, will comply with applicable CBMX published specifications that are then current for a period of one year from the date of shipment to the RDG. RDG's exclusive remedy for breach of warranty concerning or other nonconformance in the Licensed Products will be replacement of the defective portion thereof, or a refund to RDG, at CBMX sole discretion. CBMX does not warrant that Licensed Products will work in combination with third-party hardware or software, operate uninterrupted or error free, or that non-material defects will be corrected. This warranty does not apply to any defect caused by failure to provide a suitable storage, use, or operating environment, use of non-recommended reagents or other materials, or the use of the Licensed Products for a purpose or in a manner other than that for which they were designed, modifications or repairs done by RDG, or any other abuse, misuse, or neglect of the Licensed Products. The warranties and remedies contained herein are exclusive, non-transferable, and effective only with respect to RDG, and do not apply to any Licensed Product or any part thereof that (a) has been installed, altered, moved, reinstalled or repaired by non CBMX authorized personnel or using non CBMX authorized parts, procedures, or programs, or (b) has not been serviced, and maintained (including all software and firmware associated with it) pursuant to the manufacturers' recommendations and/or specifications or as required by CBMX or external codes; or (c) has been damaged by accident, shipment, handling, abuse, misuse, modifications, misapplication, or a failure to exercise due caution in cleaning, maintenance, or operation; or (d) does not comply with the warranty because of other, non- CBMX products or software. If RDG fails to give notice of a warranty claim during the applicable warranty period it waives that claim. CBMX and its suppliers are not obligated to provide service, upgrades, updates, improvements, or enhancements to Licensed Products beyond those set forth in the Agreement. CBMX is not responsible for any misuse of or addition to the Licensed Products by RDG or Third Party vendors. CBMX warranty is only valid provided CBMX authorized components are used. If RDG expects the Licensed Products or Web Services to be able to transfer or receive data from non-CBMX products or systems, RDG shall be responsible for any non- CBMX hardware and software connections. CBMX will not be responsible for the compatibility of or with non-CBMX products or systems or the validity of data after transfer or receipt of data from non CBMX Licensed Products. If RDG modifies any part of the Licensed Products or Software without CBMX prior written consent, including situations where such modifications includes the addition of application software to the Licensed Products, CBMX shall not be responsible for the compatibility of such modified Licensed Products or Software with other programs, future programs and releases, or test and verification routines. Additionally, any modifications to Licensed Products or Software will result in (a) termination of any warranty of CBMX and/or its licensors with respect thereto; (b) cancellation or increased fees for service support and (c) termination of the applicable Software License. To receive the benefits of the limited warranty set forth in this Section RDG will at all times ensure that all Licensed Products (as appropriate) are serviced, cleaned, stored and maintained at CBMX recommended specifications and all operating instructions are followed. The


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -18-


frequency of preventive maintenance and tests performed shall comply with CBMX recommendations, applicable external codes, laws and regulations. To ensure proper performance, any and all part repairs and replacements will use CBMX approved and validated components.

         (l) ONE TIME USE. Cassettes Blank Chips and Arrays supplied hereunder are licensed for one time use only and may not be reused.

         (m) SERVICE GENERALLY. Any services provided by CBMX under the Agreement requested or required during non-normal working hours (which are 8:00 a.m. to 5:00p.m, Monday through Friday Pacific Time U.S.A.) are available at additional cost pursuant to CBMX then current fee schedule. If request service, other than warranty services, with respect to the Licensed Products, CBMX will provide such service at the then current time, material and labor rates on then current standard CBMX terms and conditions for such service.

         (n) TRAINING. If requested by RDG, CBMX shall provide training to RDG representatives for operation of the Licensed Products at the then current time, material and labor rates on then current standard CBMX terms and conditions for such service; provided, however, that the cost for initial training for RDG's or its Affiliates technical personnel and sales representatives shall be at mutually agreeable times and at up to three locations (contemplated to be in Europe, Mukilteo, Washington and Japan) and shall be included in the cost of the initial products under Section 3.1, with each of the Parties paying their respective travel and related costs and expenses. RDG shall be responsible for all expenses and costs associated with attendance by RDG personnel while in attendance, including all travel and living expenses.

3.3 OTHER CBMX COVENANTS. In addition to CBMX's other obligations and responsibilities hereunder, CBMX shall perform as follows.

         (a) PATENT MAINTENANCE. CBMX shall prosecute and maintain the Licensed Patents throughout the term of this Agreement according to commercially reasonable practices.

         (b) TECHNICAL SUPPORT. RDG will provide the initial contact for support of End Users to whom it or its Sales Representatives sell Licensed Products and, within the applicable warranty period, if a problem concerning Software or instruments cannot be promptly solved to the End User's satisfaction, RDG shall immediately notify CBMX and the Parties shall then work together to resolve any End User problem during the applicable warranty period, it being understood that CBMX will bear the actual cost for any technical support to End Users that is a result of CBMX Licensed Products delivered not complying with Specifications under this Agreement as attached under Annex III or Specifications agreed upon between the Parties in the R&D Agreement.


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -19-


         (c) DOCUMENTARY SUPPORT. CBMX shall provide to RDG, at no additional charge, a complete set of reproducible masters in electronic format of all applicable end user documentation in English, which RDG may reproduce at RDG's expense, solely for the purposes of carrying out RDG's obligations and responsibilities under this Agreement. CBMX will provide modifications to the documentation, at no additional charge, as they become available in English.

         (d) MODIFICATIONS BY CBMX. After proof of effectiveness under Section 3.3, CBMX shall notify RDG of any changes or modifications to the Licensed Products as soon as is practical, but in no event will such notice be issued less than thirty (30) days from introduction of the changes or modifications in the production version. CBMX reserves the right to substitute changed or modified Licensed Products for any order made by RDG, but will honor the purchase price on the order if such order is dated prior to the date of notification by CBMX to RDG of the changes and modification. CBMX shall inform RDG of any material changes to the manufacturing process relevant to quality and Specifications of the Licensed Products. RDG shall have the right to deny its approval of such changes and CBMX may not implement them, if those changes would have an adverse impact on quality or performance against Specifications of the Licensed Products.

         (e) PRICE CHANGES. Prices for License Products sold to RDG may be subject to adjustment on an annual basis [*]. Any request for changes shall be notified in the September preceding the calendar year in which the price change will become effective. The Parties agree to negotiate any such price changes in good faith. The adjusted price shall become valid for any delivery as of January 1st of the next succeeding calendar year. If an agreement on the price cannot be reached by the beginning of the succeeding calendar year, the price then prevailing shall, at least be increased by amount of the increase in raw materials and labor, provided such price shall in no event be higher than the lowest contract price CBMX is then charging for similar product sold at the equivalent volumes to third parties. The price so adjusted shall remain in force, provided that the Parties shall continue their efforts to agree on a new price. If the Parties agree on a new price, the revised price shall become effective as the first day of such fiscal quarter, and RDG shall be debited or credited accordingly to reflect any adjustment required from the temporary price that had been in effect. CBMX will honor the immediately previous price on all orders set for delivery prior to the effective date of any price change and on all orders dated prior to the date of notice regardless of delivery date.

         (f) DISCONTINUED PRODUCTS. In the event CBMX discontinues manufacturing or supporting any of the Licensed Products during the term of this Agreement, CBMX shall give RDG ninety (90) days notice of such discontinuation. Such notices will include an "End of Product" schedule, which will include dates for


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -20-


end of normal services/support, and the end of spare parts availability. Upon discontinuation of any Licensed Products where such product is not replaced or superceded with either a version of the product that has been modified or improved or a product that performs substantially the same function(s) or better, RDG shall have the license and manufacturing rights set forth after the lapse of the Correction Period in Exhibit A to this Agreement for the remainder of the term of, and subject to the terms of, this Agreement.

3.4 OTHER RDG COVENANTS. (a) CBMX has made RDG aware, and RDG acknowledges, that the Licensed Products are investigational and have not been reviewed, registered, authorized, cleared or approved for medical, diagnostic or other uses regulated by the U.S. Food and Drug Administration ("FDA"), Health Care Financing Administration ("HCFA") or any foreign equivalents ("Regulatory Bodies"). Accordingly, RDG shall obtain any and all necessary or required, reviews, clearances, registrations, authorizations and approvals by Regulatory Bodies or any other governmental authorities for the manufacturing, marketing and/or sale of Licensed Products. RDG will be responsible for obtaining and maintaining at its expense any governmental reviews, clearances, registrations, authorizations and necessary or required to discharge its obligations within the Territory. CBMX, however, shall, at RDG's cost and expense, use commercially reasonable efforts, consistent with its product development and business plans, to support RDG in its efforts to obtain such approvals, if requested to do so. RDG shall be entitled to submit such filings in its name; provided, however, that notwithstanding anything else in this Agreement, CBMX shall have: at all times full access to and the right to fully use and cross reference all such submissions, approvals, information and data and, if RDG ceases active marketing or distribution in a country with respect to a Licensed Product or if a Licensed Product ceases to be a Licensed Product, to have such submissions, approvals, information and data transferred to CBMX's name. RDG will assist CBMX in doing so and will provide CBMX with copies of all the foregoing promptly as they are created. Notwithstanding the foregoing, CBMX shall be entitled, in its discretion, to seek any and all necessary or required, reviews, clearances, registrations, authorizations and approvals by Regulatory Bodies or any other governmental authorities for the development, manufacturing, use, marketing and/or sale of Licensed Products as the sponsor of the integrated technology platform of the Licensed Products for general use, without field of use limitation, with notice to and coordination with RDG, to the extent necessary, and as a sponsor, either alone or with other Third Parties, of specific applications which are not proprietary to RDG, without notice to or coordination with RDG; provided, however, that notwithstanding anything else in this Agreement, RDG shall have: at all times full access to and the right to fully use and cross reference all such submissions, approvals, information and data for the purpose of fulfilling its obligations under this Agreement.

         (b) INSTALLATION AND TECHNICAL AFTER SALE SUPPORT. Subject to Section
3.3 (b) RDG shall be responsible for all after sale support for the Licensed Products sold or transferred by RDG or its Sales Representatives to End Users.


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -21-


         (c) CONTENT INDEMNITY. Except for infringement actions and validity challenges of the Licensed Patents as described in Paragraphs 7 and 8 of this Agreement, RDG agrees to indemnify, defend and hold harmless CBMX, its Affiliates and their respective inventors, officers, directors, employees and agents (collectively hereinafter referred to as "the Indemnities") from and against any and all claims, damages, losses, expenses, fines, penalties, costs, obligations and other liabilities (including legal cost and fees) asserted by RDG, its Affiliates, and/or any Third Parties (whether governmental or private) arising from the, use or sale of any Licensed Product by or for RDG or its Sales Representatives or arising from the use of any such Licensed Product by any Third Party including any End User, consumer or any customer of RDG or its Sales Representatives, including any claims that any of the gene sequences or fragments thereof provided by RDG, its Sales Representatives, or any of their respective End Users, consumers or customers in order to construct or design Content, infringes a patent or copyright. Likewise, CBMX agrees to indemnify, defend and hold harmless RDG, its Affiliates and their respective inventors, officers, directors, employees and agents (collectively hereinafter referred to as "the Indemnities") from and against any and all claims, damages, losses, expenses, fines, penalties, costs, obligations and other liabilities (including legal cost and fees) asserted by CBMX, its Affiliates, and/or any Third Parties (whether governmental or private) arising from the, use or sale of any Custom Cassettes or Custom Arrays by or for CBMX or its Sales Representatives or arising from the use of any such products by any Third Party including any End User, consumer or any customer of CBMX or its Sales Representatives, including any claims that any of the nucleic acid or gene sequences provided by CBMX, its Sales Representatives, or any of their respective End Users, consumers or customers in order for CBMX to construct or design nucleic acid capture probes on a Custom Array, infringes a patent or copyright.


                                   PARAGRAPH 4
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

4.1 CBMX. (a) CBMX represents and warrants that it has the corporate authority to grant the license to RDG under the Technology, the Agreements create legal, valid and binding obligations on it and are enforceable against it in accordance with their respective terms; it is neither aware of the existence of any lawsuits nor has received notice of any claims, either asserted or implied, of CBMX Technology's infringement of a patent or other proprietary right anywhere in the world other than the currently pending litigation between CBMX and its employee Donald Montgomery on one side and Nanogen, Inc, of San Diego, California on the other side at the United States District Court, Southern District of California; Case No.: CV2369 JM RBB ("Nanogen Lawsuit"), and it is not a party to any agreement, understanding or business relationship that prevents it from carrying out its obligations under the Agreements.


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -22-


         (b) To the best of its knowledge, CBMX is not aware of any rights of Third Parties that, in the legal opinion of CBMX, are valid and enforceable and are infringed by the making, using or selling of the Licensed Products. RDG represents and warrants that it has studied comprehensively the rights of Third Parties that they may potentially claim relate to the Licensed Products and has been made aware of these alleged rights by CBMX and concurs in the opinions expressed by CBMX with respect to such Third Party rights. CBMX represents that it owns and controls [*] and all divisionals, continuations and corresponding foreign patents and patent applications [*].

         (c) Except as explicitly set forth in this Agreement CBMX, however, does not assume any liability of any kind over and above the representations and warranties related to the infringement or non infringement of any third Party intellectual property rights or for the efficiency and merchantability of the Licensed Products and that no comparable competitive products are existing. Finally, CBMX does not assume any liability that any Licensed Product shall be registered, authorized or approved by any governmental authorities or any other institution or supervisory board or similar agencies. CBMX, however, shall use commercially reasonable efforts to support RDG, at RDG's cost and expense, in its efforts to obtain such approvals, if RDG is required to do so.

4.2 RDG. RDG represents and warrants that it has the authority to enter into the Agreements and it is not a party to any agreement, understanding or business relationship that prevents it from carrying out its obligations under the Agreements; the Agreements create legal, valid and binding obligations on it and are enforceable against it in accordance with their respective terms; and RDG has the full right and corporate power to enter into and perform its obligations under the Agreements.

4.3 DISCLAIMERS. The Web Services are provided on an 'as is' and 'as available' basis with all faults and no warranty. CBMX makes no warranty that the Web Services will meet RDG's requirements or that use of the Web Services will be error free, uninterrupted, or secure. The representations and warranties set forth in this Agreement are exclusive and, to the extent permitted by applicable law, the Parties, their Affiliates, and their respective suppliers, licensors and representatives specifically disclaim all other representations and warranties, express or implied, in fact or by law, including, but not limited to any implied warranty of merchantability, quality or fitness for a particular purpose, noninfringment, samples previously provided, or course of dealing.

4.4 INDEMNITY. Each Party agrees to indemnify, defend and hold harmless the other Party, its Affiliates and their respective officers, directors, employees and agents (collectively hereinafter referred to as the "Indemnities") from and against any and all claims, damages, losses, expenses, fines, penalties, costs, obligations and other liabilities (including legal cost and fees) resulting from Third Party claims actually


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -23-


incurred by any of them arising from, related to or caused by the material breach of any representation or warranty contained in this Paragraph 4, provided that any such indemnity shall not exceed individually or collectively an amount equal to the sum of all payments made by RDG to CBMX under this Agreement and the R&D Agreement through the date of the event or occurrence giving rise too the breach. In order to mitigate such liability, CBMX may cease its supply hereunder of any Licensed Product, if a court of competent jurisdiction issues an order enjoining CBMX from making, using or selling such Licensed Product.


                                   PARAGRAPH 5
                                    PAYMENTS
                                    --------


5.1.1 INITIAL LICENSE PAYMENT. In consideration of the granting of the rights hereunder, RDG shall pay to CBMX within fifteen (15) business days from the Effective Date an up-front payment amounting to [*]).

5.1.2 RUNNING ROYALTIES. In further consideration of the granting of the rights hereunder, RDG shall on a quarterly basis (as described below) pay to CBMX a running royalty, at a rate [*] on Net Sales of Licensed Products, and [*] on Net Sales of Desk Top Synthesizers, purchased from or supplied by CBMX and Net Sales of Royalty bearing Reagents sold in connection therewith ("Running Royalty"). In the event any Third Party supplies such Royalty bearing Reagents and RDG or its Affiliates receive any consideration in connection therewith, the Running Royalty shall apply to such consideration. In the event that CBMX reverts the co-exclusive license to a non-exclusive license under Section 2.1.1, the Running Royalty shall revert also to [*]on Net Sales for Desk Top Synthesizers.

5.1.3 MINIMUM ROYALTIES. Moreover, commencing on [*] RDG shall on a quarterly basis (as described below) pay to CBMX the greater of the (i) Running Royalty or
(ii) annual minimum royalties regardless of actual sales or revenues calculated as follows and subject to adjustment only as set forth below: for the first, second and third calendar year from and after [*] (referred to as "Y1", "Y2" and "Y3", respectively), the minimum annual royalty shall be [*] (or [*]% of actual sales per quarter and adjusted upward in the fourth quarter of Y1 if there is a shortfall in Y1), [*] (or [*] per quarter) and [*] (or [*] per quarter), respectively ("Minimum Royalties"). With respect to the Minimum Royalties for Y1, Y2 and Y3, RDG will pay to CBMX, for each of the first three quarters of each year, a royalty that is equal to the actual calculated Running Royalty on Licensed Products as described in Section 5.1.2. If the amount of calculated Running Royalties for either or both of Y1 or Y2 is less than the Minimum Royalty for that respective year, then in the fourth quarter of each of Y1 and Y2, the amount of royalties to be paid by RDG to CBMX will be equal to the Minimum Royalty for that year, less the amount paid for the first three quarters of that year. During the fourth quarter of Y3,


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -24-


if the Minimum Royalty was paid in Y1 and/or Y2 (rather than the actual Running Royalty), the amount of paid royalties less the amount of earned royalties for each year will be treated as a credit offset ("Y3 Adjustment") to the amount owed by RDG to CBMX when the total royalty for Y3 is calculated. Negative amounts (earned royalties are greater than paid royalties in any given year) will not be considered. The following formula shall be used to determine the amount of any Adjustment:

Y3 TOTAL PAYMENT = [*]
----------------------
Y3 ADJUSTMENT = [*]
-------------------
If Y3 Adjustment = [*], then Y3 Adjustment = [*].
-------------------------------------------------
WHERE:
------
X =[*];
-------
Y = [*]
-------
Z = [*].
--------

After Y1, Y2 and Y3, no minimum royalties shall be due. All royalties on Licensed Products sold to Third Parties and due to CBMX shall be subject to deduction of the price RDG paid to CBMX for the Licensed Products or components of them for the supply of such Licensed Products or components under Section
5.1.4 and Annex IV to this Agreement.


5.1.4 GENERAL PAYMENT TERMS FOR LICENSED PRODUCTS SOLD BY CBMX TO RDG AND CUSTOM ROYALTIES.
5.1.4.1.1 HYBRIDIZER/READERS. Except for the sale of Hybridizer/Readers from CBMX to RDG under Section 3.1, at the time of shipment of Hybridizer/Readers from CBMX to RDG, CBMX will invoice RDG the price for such Hybridizer/Readers under Annex IV.
5.1.4.1.2 DESK TOP SYNTHESIZERS. At the time of shipment of Desk Top Synthesizers from CBMX to RDG, CBMX will invoice RDG the price for such Desk Top Synthesizers under Annex IV.
5.1.4.1.3 BLANK CHIPS. At the time of shipment of Blank Chips from CBMX to RDG for use by RDG with its Phone Booth Synthesizer, CBMX will invoice RDG the price for such Blank Chips under Annex IV. .
5.1.4.1.4     CUSTOM ARRAYS. Except for the sale of Custom Arrays to RDG under
              Section 3.1, before shipment to RDG of additional Custom Arrays for development by RDG of Content for Catalogue Arrays CBMX and RDG will negotiate a commercially reasonable price in good faith.
5.1.4.1.5 CUSTOM ROYALTIES. On Custom Arrays, Blank Chips (for use with Desk Top Synthesizers only) and related Reagents sold by CBMX to RDG Customers, CBMX shall pay to RDG on a quarterly basis a royalty of [*]


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -25-


              percent of Net Sales ("Custom Royalty"). In the event any Third Party supplies such Reagents and CBMX or its Affiliates receive any consideration in connection therewith, the Custom Royalty shall apply to such consideration.
5.1.4.1.6 CATALOGUE ARRAYS. At the time of shipment of Catalogue Arrays from CBMX to RDG for resale to RDG End Users, CBMX will invoice RDG the price for such Catalogue Arrays under Annex IV.

5.1.5 STATEMENTS. The amount of the Custom Royalty, Running Royalty and/or Minimum Royalty payable shall be determined with effect to the end of each applicable calendar quarter. For that purpose, each Party shall prepare and deliver to the other an accurate statement. Such statement shall describe the Net Sales by such Party and its Sales Representatives of the Licensed Products or Custom Cassettes, as applicable, identify the products, number of product units sold or disposed of and the countries into which the sales or dispositions were made and state the amount of the applicable payment amount and shall be forwarded to the other Party within forty five (45) days from the above stipulated dates together with the respective payment. The responsible financial officer of each Party, its independent accounting firm, or the head of its internal audit committee shall certify in writing that such statement is correct and complete.

5.1.6 PAYMENT TIMING. The Custom Royalties, Running Royalties and Minimum Royalties, as applicable, shall be paid in immediately available funds together with delivery of the statement described in Section 5.1.5 above. RDG will be invoiced for Licensed Products sold to RDG at the time of shipment as provided by Section 5.1.4, for services at the time of performance, and for Web Services beyond those initially provided on a quarterly basis; non disputed payments shall be due and payable and made in full within thirty (30) days of the date of the invoice to a location designated by CBMX in the invoice. RDG payments are not subject to RDG's inspection or acceptance of the Licensed Products or services CBMX may invoice at any time after shipment of any Equipment or Software. Payment will not be deemed to have been made until such time as the funds are available to CBMX at the designated location.

5.1.7 PAYMENT FORM. Unless otherwise stated, all payments between the Parties are to be made in US dollars in the United States. All conversions from foreign currency to US dollars will be determined on the last business day of each calendar quarter in the calendar quarter in which the payment, revenue, expenditure, or other transaction involving non-US currency occurred, based on the exchange rate of WALL STREET JOURNAL on the last day of that quarter. RDG agrees to take all reasonable and necessary steps to register this Agreement in any country of the Licensed Patents where such is required to permit the transfer of funds and/or payment of Royalties to CBMX hereunder or is otherwise required by the government or law of such country to effectuate or carry out this Agreement. The Parties reserve the right to discuss the possibility of, subject to mutual agreement between them, payments being made by RDG to CBMX in currencies other than U.S. Dollars.


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -26-


5.1.8 TAXES ON SALES OF LICENSED PRODUCTS TO RDG. Notwithstanding anything to the contrary in Section 3.2 (i) or the definition of "CIP", (i) all shipping, freight, insurance, permits, and other handling charges related to transportation and delivery of Licensed Products ("Shipping Charges") and all taxes, customs duties, withholdings and the like (except Withholding Taxes and Import Taxes) (collectively "Taxes"), will be prepaid by CBMX and charged by CBMX to and paid by RDG; (ii) RDG will pay such Shipping Charges and Taxes (except Withholding Taxes and Import Taxes) when invoiced by CBMX, or, with respect to Taxes, will supply appropriate tax exemption certificates in a form satisfactory to CBMX; (iii) RDG will be responsible for obtaining all necessary import permits and for the pre-payment of any and all Taxes and duties imposed on the importation of Licensed Products shipped by CBMX to a destination designated by RDG ("Import Taxes"); (iv) CBMX will pay all taxes or withholdings payable on CBMX's income generated from the sale of Licensed Products and deductible under applicable laws of the United States ("Withholding Taxes"); and
(v) RDG agrees to use its best efforts to do anything necessary to enable CBMX to claim exemption from the payment of Withholding Taxes under double taxation or similar agreements in force and shall produce to CBMX proper evidence of payments of any Withholding Tax.

5.1.9 LATE PAYMENTS. In the event that payments by one Party to the other are more than 30 (thirty) days late, the Party whose payments are late shall be obliged to pay to the other an annual interest charge of three months LIBOR plus 3 % (three per cent). Such interest charge shall be payable for each full calendar month that any payment is late. To secure payments due hereunder for Licensed Products sold by CBMX to RDG, RDG grants CBMX a continuing general lien and security interest in and to all of the Licensed Products and proceeds therefrom, and a limited power of attorney to, on RDG's behalf, execute appropriate forms, file with appropriate governmental agencies and perfect CBMX security interest. RDG will execute any necessary documents to perfect CBMX interest. CBMX shall cancel and release any such recorded lien upon receipt of full payment for any payments owed by RDG.


                                   PARAGRAPH 6
                                BOOKS AND RECORDS
                                -----------------

Each Party shall keep during the term of this Agreement and for five years thereafter complete and accurate records reflecting all information necessary or useful in verifying the accuracy of the reports required by this Agreement (including Section 5.1.5) and relevant to determination of payments to be made by the Parties hereunder. Each Party shall have the right to hire an independent certified public accountant to inspect all such records so required to be kept by the other (which accountant shall be reasonably acceptable to the other Party and shall agree in writing to keep all information confidential except as needed to disclose any discovered discrepancies); provided, such audit: (i) is conducted during normal business hours, (ii) is conducted no more often


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -27-


then once per year (unless a discrepancy greater than [*]% is discovered in favor of the auditing Party and provided, however, that either Party shall always have the right to audit these records based on a specific need, such as regulatory compliance or in connection with legal or administrative proceedings), and (iii) is conducted only after the auditing Party has given reasonable prior written notice. The auditing Party shall bear the full cost and expense of such audit, unless a discrepancy in excess of [*]% of the amount due in favor of the auditing Party is discovered, in which event the audited Party shall bear the full cost and expense of such audit. Regardless of the amount of discrepancy discovered, all discrepancies (and interest thereon) shall be immediately due and payable.


                                   PARAGRAPH 7
                       INFRINGEMENT AND VALIDITY CHALLENGE
                       -----------------------------------

The Parties hereto shall inform each other promptly on any infringement of the Licensed Patents. CBMX shall defend the Licensed Patents against validity challenges of Third Parties. Upon reasonable request by RDG, CBMX shall take commercially reasonable actions against any infringer of the Licensed Patents. Any monetary damage, award or other judgment or recovery that will be adjudicated in favor of CBMX as a result of such infringement shall belong exclusively to CBMX. All cost for litigation as a result of a validity challenge or an infringement shall be borne by CBMX. RDG may join any such action if it is invited to so join by CBMX. The terms and conditions applicable in such a scenario, including sharing of any damage, award or other judgment or recovery that will be adjudicated in favor of CBMX as a result of such infringement would be reflected in a written amendment to this Agreement signed by both Parties, it being understood that if RDG joins in such action and bears part of the cost, it would also obtain an equitable amount of the proceeds depending on its share of cost participation.


                                   PARAGRAPH 8
                               THIRD PARTY RIGHTS
                               ------------------

8.1 COOPERATION AGAINST INFRINGEMENT CLAIMS. The Parties, after consultation with their respective legal counsel, in order to reduce expenses and avoid duplication of defense efforts, have concluded that they will have certain interests in common in the event either Party is charged, formally or informally, with or it is alleged by a Third Party that either Party in making, using or selling the Licensed Products infringes a Third Party right and may be able to assert certain common defenses. The Parties and counsel for the Parties emphasize that the purpose of this Section is not to prevent or impede a jury from fully considering all evidence that should properly come before it at the trial of such a case, but rather to enable the Parties to minimize the cost and expense involved in the efforts directed toward their common interests and defenses and in defending against certain claims made (and expected to be made) in the lawsuit that are applicable to the Parties. The Parties and their respective counsel understand that it may become necessary to exchange and discuss privileged information relating to


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -28-


their common interests and defenses. The Parties and their counsel desire to set forth the terms under which privileged information will be exchanged and discussed and wish to memorialize their agreement relating to such charges and the sharing of privileged information and for the protection of such exchanges and discussions in reliance upon the joint defense privilege. Accordingly, because it is in their common interests and to assist the defense of such claims, the Parties and their counsel may share documents, files, letters, plans or evidence they have in their possession whether or not same is privileged, proprietary, or confidential. In order to render legal services to the Parties and for the purposes of a joint defense, the Parties and their counsel may find it advisable and necessary to communicate with one another. These communications may include, without limitation, joint conferences of counsel, joint interviews of witnesses, deponents, experts, and consultants, and exchanges of documents and information. The subject matter of these communications and exchanges may include but may not be limited to (a) strategy and tactics regarding defense of the litigation; (b) legal memoranda, factual and background memoranda, legal theories, deposition summaries, notes of witness interviews, and witness statements and descriptions of produced documents, and (c) other privileged documents. All such communications and exchanges would be protected from disclosure to any Third Party by the attorney/client privilege, the attorney work-product privilege, the trial preparation exclusion, the joint defense privilege, the party communication privilege, and any other applicable privileges and protections, and such privileges and protections will not be waived as a result of such communications and exchanges among the Parties and their counsel. The documents and information described in this Section and exchanged and discussed pursuant to this Section would be subject to the following conditions which the Parties believe and intend will preserve the confidentiality of such communications and work product pursuant to the joint defense, common defense and party communication privileges: (a) such documents would be maintained in confidence by counsel and used by counsel solely for purposes of rendering legal advice to and defending the Parties in the applicable proceedings; (b) such documents and information may be disclosed to outside or in-house counsel (and such counsel's legal assistants, secretaries, word processing personnel and consultants) representing the Parties in connection with the defense; (c) such documents and information additionally may be disclosed to present or former directors, officers or employees of a Party, for purposes of preparing for deposition or trial, or for purposes of interviewing potential deponents or witnesses, or for other purposes in connection with the defense; (d) such documents and information additionally may be disclosed to expert witnesses and consultants retained by one or more of the Parties in connection with defense.

8.2 STRATEGY. Except for [*], if either Party is charged with or it is alleged by a Third Party in a manner that either Party in making, using or selling the Licensed Products within the Field infringes a Third Party right, then the Parties shall immediately confer in good faith regarding strategy and a course of action. In consultation with the other Party, the Party charged with any infringement shall use best efforts to defend itself against any such infringement claim while not adversely


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -29-


affecting the other Party's interests by way of settlement, cross claim or third party claim or otherwise. Each party shall be entitled to engage legal counsel of its own choosing and [*] the reasonable costs and expenses of such proceedings (to be calculated, reconciled and paid within 90 days of the end of a fiscal quarter) insofar as they relate to common issues of law and/or fact; provided that [*]. Notwithstanding the foregoing, RDG may not settle such proceedings in a manner that adversely impacts CBMX, unless such settlement is based on RDG's agreement to pay such Third Party a royalty or other payment. CBMX shall confer with RDG before CBMX settles any such claims in a manner adverse to RDG. If RDG settles such proceedings by agreeing to pay a Third Party a royalty or other payment, then the applicable royalties payable by RDG to CBMX under this Agreement shall be reduced by [*]; provided, however, that in no case shall the then applicable royalty rate payable by RDG to CBMX under this Agreement be reduced by more than [*]. If CBMX settles such proceedings by agreeing to pay a Third Party a royalty or other payment, then the applicable royalties payable by RDG to CBMX under this Agreement shall be [*]; provided, however, that in no case shall the then applicable royalty rate payable by RDG to CBMX under this Agreement be [*]. Any royalties paid to Third Parties for Content shall be [*].

8.3 STOP ORDER. If RDG is, as a result of a final, unappealable and conclusive judgment of a court, ordered to cease making, using or selling the Licensed Patents in any of the Major Markets, and if CBMX finally fails to secure RDG's right to further exploit the Licensed Patents in any of the Major Markets, RDG shall be entitled to immediately stop payment of any Royalties payable hereunder and terminate this Agreement.

                                   PARAGRAPH 9
                                       [*]
                                       ---

CBMX is under the obligation to [*].


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -30-


                                  PARAGRAPH 10
                              TERM AND TERMINATION
                              --------------------

10.1 TERM. This Agreement shall commence on the Effective Date and shall continue thereafter in each country in the Territory for as long as the earlier of fifteen years from the Effective Date or expiration of the Core Patent unless terminated in accordance with the clauses set forth herein.

10.2 TERMINATION. Either Party shall have the right to terminate this Agreement with immediate effect by notice in writing to the other Party, upon occurrence of any of the following events:

         (a) If the other Party commits a material breach of any of the terms and conditions of this Agreement or the R&D Agreement and does not cure a material breach susceptible of being cured within a period of 60 (sixty) days after having been requested to do so by the non-defaulting Party period (provided, however, that nothing in this subsection shall prevent a Party from seeking immediate, injunctive relief where appropriate to protect proprietary information or such Party's proprietary or intellectual property rights); or

         (b) if the other Party enters into liquidation whether compulsorily or voluntarily otherwise than for the purpose of amalgamation or reconstruction, or a petition in bankruptcy is filed by or against either Party in any competent court and the same is not dismissed within 120 days; or

         (c) if the other Party is adjudicated bankrupt or insolvent or if the other ceases to do business, or otherwise terminates its business operations

         (d) if either Party terminates this Agreement in accordance with the terms of this Agreement.

10.3 EFFECTS OF TERMINATION. Upon any termination or expiration of this Agreement, the licenses granted under Section 2.1, 2.3 and 3.2(c) shall terminate and RDG shall no longer be authorized to purchase Licensed Products. In the event of termination under Section 10.2 or 10.4, all outstanding orders are subject to cancellation or acceptance by CBMX. Upon any termination or expiration of this Agreement, CBMX may repurchase and require RDG to sell to CBMX any unused Licensed Products or other CBMX products in RDG's inventory at net invoice price. Upon any termination or expiration of this Agreement, the rights and obligations of the Parties as set forth out in Paragraphs 7, 8, 11, 12, 13 and 14 of this Agreement and any accrued obligations under this Agreement at the date of such termination shall survive any termination as well as any other provision intended by their nature to survive


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -31-


termination of this Agreement. With the exception of the foregoing rights and obligations and, if applicable, those under Section 10.4, all rights and obligations hereunder shall immediately terminate and cease upon termination or expiration of this Agreement.

10.4 [*].


                                  PARAGRAPH 11
                                 CONFIDENTIALITY
                                 ---------------

11.1 GENERALLY. CBMX and RDG shall each retain in confidence and not disclose to Third Parties Confidential Information obtained from the other under this Agreement. Receiving party will not utilize Confidential Information except for the express purposes of: performing this Agreement. Both Parties shall be allowed to disclose Confidential Information if it is disclosed to:

         (i) Consultants and Affiliates of the receiving party who have a genuine need to know in connection with the receiving Party's performance of this Agreement and are obligated to maintain it in confidence pursuant to written agreements.

         (ii) A governmental agency or authority if necessary to obtain regulatory approval, reviews clearance, registration, or authorization in order to manufacture, develop, market or sell any of the Licensed Products, provided that the receiving Party or its may, without liability hereunder, disclose only that portion of the which legal counsel advises the receiving Party is legally required to be disclosed (and only to such persons as such counsel advises the receiving Party are legally required) and that the receiving Party exercise its best efforts to preserve the confidentiality of the Confidential Information, including, without limitation, by cooperating with the providing Party to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -32-


         (iii) To patent authorities as reasonably may be required in a patent application filed by CBMX or RDG covering subject matter which is encompassed within this Agreement upon consent of the originator of the Confidential Information, which consent shall not be unreasonably withheld; or

         (iv) To other entities as may be required by law, regulation or judicial order, subject to the proviso in clause (ii) above.

Each Party acknowledges that the restrictions contained in this Paragraph 11 are necessary and reasonable to protect the legitimate interests of the Parties. The provisions of this Paragraph 11 shall survive the expiration or termination of this Agreement for a period of five (5) years. Notwithstanding any other provision of this Agreement, the receiving party or its Affiliates will be permitted to disclose any Confidential Information if such disclosure:

         (a) Is in response to a valid order by a court or other governmental body having jurisdiction; or
         (b) Is otherwise required by law or by the requirements of any competent securities regulatory authority;

PROVIDED, HOWEVER, that the receiving Party will make every effort to inform the disclosing Party of the order, law or requirement such that the disclosing Party will have a reasonable opportunity to seek an appropriate protective order.


                                  PARAGRAPH 12
                            DISPUTES AND ARBITRATION
                            ------------------------

12.1 FIRST STAGE CONSULTATION. All disputes, controversies and differences which may arise between the Parties hereto in respect of this Agreement shall tried to be settled amicably through mutual consultation within thirty (30) days of a written settlement request of either Party.

12.2 ICC ARBITRATION. Any disputes arising out of or in connection with this Agreement, including any question regarding its existence, validity, breach, violation or termination, shall be exclusively and finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce effective January 1st 1998 in the then applicable form ("ICC Rules") by three arbitrators (the "Arbitral Tribunal") appointed in accordance with the said ICC Rules. Any award granted by the Arbitral


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -33-


Tribunal shall be final, binding and enforceable against the Parties. The arbitration shall at all times be held in the English language, provided, however, that (i) a Party may submit documents in the German language and such submitted documents will only be translated into the English language if the Arbitral Tribunal or a Party so requests, and (ii) that the cost of translation of any such German language documents shall be at the sole expense of the Party submitting such documents. Any arbitration arising pursuant to f this Agreement shall be held in New York, N.Y. Discovery shall only be admissible to the extent permitted and not prohibited under Article 20 of the ICC-Rules and agreed upon by the Parties who shall cooperate with one another at the outset of the proceeding to define the extent of discovery reasonably needed to complete the proceeding. The procedural law of the State of New York shall otherwise be applied to any proceedings held in connection with said arbitration. Judgment upon an award rendered by the Arbitrators shall be binding and may be entered in any court with appropriate jurisdiction, and the Parties consent to jurisdiction therein for the purpose of such enforcement. Notwithstanding anything to the contrary contained in this Agreement or elsewhere, each of the parties hereby acknowledges and expressly agrees that any breach by it of this Agreement, which does or may result in loss of confidentiality of the Confidential Information, would cause irreparable harm to the other party for which money damages would not be an adequate remedy. Therefore, each of the Parties hereby agree, that in the event of any breach of this Agreement by it, the non-breaching Party will have the right to seek injunctive relief in a court of competent jurisdiction against continuing or further breach by the breaching Party, without the necessity of proof of actual damages, in addition to any other right which either Party may have under this Agreement, or otherwise in law or in equity.


                                  PARAGRAPH 13
                                 APPLICABLE LAW
                                 --------------

This Agreement shall be governed by and construed under the laws of the State of New York, and the United States without regard to conflicts of laws provisions thereof and without regard to the United Nations Convention on Contracts for the International Sale of Goods. In any action or proceeding to enforce rights under this Agreement, the prevailing Party shall be entitled to recover costs and attorneys' fees.


                                  PARAGRAPH 14
                                FINAL PROVISIONS
                                ----------------

14.1. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding between the Parties hereto concerning the subject matter hereof and supersedes all other agreements, arrangements and understandings, written or oral, concerning such subject matter between the Parties, including any existing confidentiality agreement between them.


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -34-


14.2. AMENDMENTS. Any modification of or amendment to this Agreement must be made in writing. The same applies to any agreement waiving this requirement.

14.3. WAIVERS. A failure or delay on the part of any Party hereto in exercising any power or right hereunder shall not operate as a waiver by such Party of any succeeding default by the other, nor shall any single or partial exercise of such right or power preclude any other or further exercise thereof or the exercise of any other right or power. A Party's consent to or waiver, express or implied, of the other Party's breach of its obligations hereunder shall not be deemed to be construed as a consent to or waiver of any other breach of the same or any other obligations of the other Party. A Party's failure to complain of any act, or failure to act, by the other Party, to declare the Party in default, to insist upon the strict performance of any obligation or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof, no matter how such failure continues, shall not constitute a waiver by such Party of its rights hereunder, of any such succeeding breach, or of any other obligation or condition. A Party's consent in any one instance shall not limit or waive the necessity to obtain such Party's consent in any future instance and in any event no consent or waiver shall be effective for any purpose hereunder unless such consent or waiver is in writing and signed by the Party granting such consent or waiver.

14.4. STATUS OF PARTIES. In its performance under this Agreement, each Party shall be an independent contractor and neither Party (nor any employee or agent thereof) shall be an agent or partner of the other Party. Neither party shall have the right to assume or create obligations on the others behalf, express or implied.

14.5. HEADINGS. The headings of the various Paragraphs and Sections of this Agreement are used solely for the convenience of the Parties, do not form part of this Agreement and are not intended to affect the interpretation or meaning of this Agreement or to define, limit, extend or describe its scope or intent.

14.6. THIRD PARTIES. None of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party except where otherwise expressly provided in this Agreement.

14.7. DATES. In computing any period of time pursuant to this Agreement, the day or date of the act, notice, event or default from which the designated period of time begins to run will not be included. The last day of the period so computed will be included, unless it is a Saturday or Sunday or other public holiday in either of the Parties countries of origin in which event the period runs until the end of the next day which is not a Saturday or Sunday or public holiday.

14.8. CONSTRUCTION. The Parties agree that each Party has reviewed this Agreement and that any rule of construction to the effect of ambiguities are to be resolved against the drafting Parties shall not apply to the interpretation of this Agreement.


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -35-


14.9. ASSIGNMENT. This Agreement, and the License, rights and duties contained in this Agreement shall not be assigned by RDG to any party, except as part of a sale of RDG's business(es) pertaining to all of the Licensed Products and, in such event, only collectively and in their entirety. RDG shall give CBMX prior written notice of such assignment and obtain RDG's assignees' written agreement to abide by the terms of this Agreement and assume all of RDG's obligations under this Agreement. Upon such assignment, the term RDG as used in this Agreement shall thereafter mean the assignee of RDG. This Agreement and rights and duties contained in this Agreement shall not be assigned by CBMX to any party, except as part of a sale of CBMX's business(es) pertaining to all of the Licensed Products and, in such event, only collectively and in their entirety. CBMX shall give RDG prior written notice of such assignment and obtain CBMX's assignees' written agreement to abide by the terms of this Agreement and assume all of CBMX's obligations under this Agreement. Upon such assignment, the term CBMX as used in this Agreement shall thereafter mean the assignee of CBMX. Except as otherwise provided in this Agreement, neither Party will have the right to assign or transfer any of its rights or to delegate any of its duties under this Agreement without the prior written consent of the other Party. Any attempted assignment or transfer without such consent will be void and of no effect, and will automatically terminate all rights of the Party attempting such assignment or transfer under this Agreement.

14.10. SEVERABILITY. Should any provision of this Agreement be or become invalid or unenforceable, then the validity and enforceability of the remaining provisions shall thereby not be affected. The Parties of this Agreement are under the obligation to use good faith efforts to substitute, if possible, any invalid or unenforceable provision by a legally effective provision which comes as close as possible to the economic purpose of the invalid or unenforceable provision. The same applies to any amendment to this Agreement.

14.11. NOTICES. Notices, requests, reports and other communication in connection with this Agreement shall be delivered to the addresses of the Parties appearing in the heading of this Agreement for the attention of

Roche Diagnostics GmbH
Legal Department
         Sandhofer Stra(beta)e 116
         68305 Mannheim DE

         Tel. 0621-759-2971
         Fax. 0621-759-8508


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -36-


         if addressed to CBMX
         6500 Harbour Heights Parkway
         Mukilteo, Washington 98275 US
         Tel +425 493 2000
         Fax +425 493 2010
         for the attention of General Counsel


The address and the person to whom notice should be provided may be altered by notice so given. Such delivery will be deemed to have occurred upon proof of delivery by mail, telex, telecopy, or courier.
{NOTE: in final draft fix Section Numbers 14.12-17}

14.12. SURVIVORSHIP. The Agreement will be binding upon and will inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

14.13. OFFICIAL LANGUAGE. The official language of this Agreement is English. Documents or notices not originally written in English will have no effect under this Agreement until they have been translated into English and the English translation will then be the controlling form of the document or notice

14.14 INTERPRETATION. When a reference is made in this Agreement to Articles ors Sections, such reference will be to an Article or Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement they will be deemed to be followed by the words "without limitation." The phrases "the date of this Agreement," "the date hereof" and terms of similar import, unless the context otherwise requires, will be deemed to refer to the date appearing in the introductory paragraph of this Agreement.

14.15 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which taken together will be considered one and the same agreement and will become effective when two or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.

14.16 FORCE MAJEURE. If the performance of any obligation under this Agreement (except payment of monies due) by either Party is prevented, restricted or interfered with by reason of casualty, accident, fire, strikes or labor disputes, inability to procure materials or components, power or supplies, war or other violence, any law, order, proclamation, regulation, ordinance, demand or requirement of any government agency or intergovernmental body, or any other act, circumstance or condition whatsoever beyond the reasonable control of such Party, the Party so affected, upon giving notice to the other Party, shall be excused from such performance to the extent of


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -37-


such prevention, restriction or interference.

14.17 LIMITATION OF LIABILITY. Notwithstanding anything to the contrary in this Agreement, in no event will either Party be liable for any indirect, punitive, special, incidental or consequential damage in connection with or related to this agreement (including loss of profits, use, data, or other economic advantage), howsoever arising, either out of breach of this agreement, including breach of warranty, or in tort, even if the other Party has been previously advised of the possibility of such damage.


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -38-


IN WITNESS WHEREOF the Parties hereto have signed this Agreement on this 18thday of June 2001.



Mannheim, Germany                                       Mukilteo, Washington


ROCHE DIAGNOSTICS GMBH                                  COMBIMATRIX CORPORATION


By: _________________                                   By: ___________________
    Dr. Raehs                                               Gerald D. Knudson


i.V.

By: _________________                                   By: ___________________
    S. Willemsen                                            Edward M. Eadeh


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                                       CONFIDENTIAL
                                                           -39-

                                                         ANNEX I
                                                     LICENSED PATENTS

-------------------------------------------------------------------------------------------------------------------------
                  SERIAL NUMBER
                       OR
DOCKET NUMBER     PATENT NUMBER     COUNTRY      TITLE
-------------------------------------------------------------------------------------------------------------------------
0101         [*]                    US           Electrochemical Solid Phase Synthesis of Polymers
-------------------------------------------------------------------------------------------------------------------------
0101WO       PCT/US97/11463         PCT          Electrochemical Solid Phase Synthesis of Polymers
-------------------------------------------------------------------------------------------------------------------------
0101AU       35884/97               AU           Electrochemical Solid Phase Synthesis of Polymers
-------------------------------------------------------------------------------------------------------------------------
0101BE       0910467                BE           Electrochemical Solid Phase Synthesis of Polymers
-------------------------------------------------------------------------------------------------------------------------
0101CH       0910467                CH           Electrochemical Solid Phase Synthesis of Polymers
-------------------------------------------------------------------------------------------------------------------------
0101DK       0910467                DK           Electrochemical Solid Phase Synthesis of Polymers
-------------------------------------------------------------------------------------------------------------------------
0101EP       97 932 422.5           EP           Electrochemical Solid Phase Synthesis of Polymers
-------------------------------------------------------------------------------------------------------------------------
0101ES       0910467                ES           Electrochemical Solid Phase Synthesis of Polymers
-------------------------------------------------------------------------------------------------------------------------
0101FR       0910467                FR           Electrochemical Solid Phase Synthesis of Polymers
-------------------------------------------------------------------------------------------------------------------------
0101GB       0910467                GB           Electrochemical Solid Phase Synthesis of Polymers
-------------------------------------------------------------------------------------------------------------------------
0101IE       0910467                IE           Electrochemical Solid Phase Synthesis of Polymers
-------------------------------------------------------------------------------------------------------------------------
0101IT       0910467                IT           Electrochemical Solid Phase Synthesis of Polymers
-------------------------------------------------------------------------------------------------------------------------
0101JP       PCT/US97/11463         JP           Electrochemical Solid Phase Synthesis of Polymers
-------------------------------------------------------------------------------------------------------------------------
0101NL       0910467                NL           Electrochemical Solid Phase Synthesis of Polymers
-------------------------------------------------------------------------------------------------------------------------
0101SE       0910467                SE           Electrochemical Solid Phase Synthesis of Polymers
-------------------------------------------------------------------------------------------------------------------------
0102         6,093,302              US           Electrochemical Solid Phase Synthesis
-------------------------------------------------------------------------------------------------------------------------
0102WO       PCT/US99/00599         PCT          Gettering Device for Ion Capture
-------------------------------------------------------------------------------------------------------------------------
0102A        [*]                    USO1         Electrochemical Solid Phase Synthesis
-------------------------------------------------------------------------------------------------------------------------
0102B        [*]                    US02         Electrochemical Solid Phase Synthesis
-------------------------------------------------------------------------------------------------------------------------
0102C        [*]                    US03         Electrochemical Solid Phase Synthesis
-------------------------------------------------------------------------------------------------------------------------
0102AU       22216/99               AU           Gettering Device for Ion Capture
-------------------------------------------------------------------------------------------------------------------------
0102CA       2317537                CA           Gettering Device for Ion Capture
-------------------------------------------------------------------------------------------------------------------------
0102CN       99803184.4             CN           Gettering Device for Ion Capture
-------------------------------------------------------------------------------------------------------------------------
0102EP       99 902 174.4-1270      EP           Gettering Device for Ion Capture
-------------------------------------------------------------------------------------------------------------------------
0102JP       2000-527976            JP           Gettering Device for Ion Capture
-------------------------------------------------------------------------------------------------------------------------
0104         [*]                    US           [*]
-------------------------------------------------------------------------------------------------------------------------
0201         [*]                    US           [*]
-------------------------------------------------------------------------------------------------------------------------
0202         [*]                    US           [*]
-------------------------------------------------------------------------------------------------------------------------
0202WO       PCT/US00/02000         PCT          A Method for Selecting Oligonucleotides Having Low Cross Hybridization
-------------------------------------------------------------------------------------------------------------------------
0203B        [*]                    US           [*]
-------------------------------------------------------------------------------------------------------------------------
0203B-WO                            PCT          Automated System and Process for Custom-Designed Biological Array Design
                                                 and Analysis
-------------------------------------------------------------------------------------------------------------------------
0401         [*]                    US           [*]
-------------------------------------------------------------------------------------------------------------------------
0401WO       PCT/US00/06676         PCT          Microarrays of Peptide Affinity Probes for Analyzing Gene Products and
                                                 Methods for Analyzing Gene Products
-------------------------------------------------------------------------------------------------------------------------
0402         [*]                    US           [*]
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
??           [*]                                 [*]
-------------------------------------------------------------------------------------------------------------------------


                               Confidential materials omitted and filed separately with the
                             Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                                                               June 18th 2001
between RDG and Combimatrix


                                  CONFIDENTIAL
                                      -40-


                                    ANNEX II
                                    REAGENTS


RDG SUPPLIED REAGENTS


PRODUCTS:

A)       EXPRESSION PROFILING (ONLY IF SPECIFIED FOR SPECIFIC ARRAY
         APPLICATIONS)

[*]
[*]
[*]
[*]
[*]
[*]

[*]
[*]
[*]
[*]

[*]

B)       MUTATION ANALYSIS (ONLY IF SPECIFIED FOR SPECIFIC ARRAY APPLICATIONS)

[*]
[*]
[*]
[*]
[*]
[*]
[*]

CBMX SUPPLIED REAGENTS

         [*]
         [*]
         [*]
         [*]


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -41-


                                    ANNEX III
                                 SPECIFICATIONS


                                                            Design Specification

PROJECT NAME:          Prototype Hybridizer/Reader [The Hybridizer/Readers to be
supplied under Section 3.2 shall meet the Specifications in the R&D Agreement.]

RELEASE NO.:           Release 1.0

TARGET RELEASE DATE:   [*]

DATE COMPLETED:
--------------------------------------------------------------------------------


================================================================================
                           PRODUCT CONCEPT/DESCRIPTION
                           ---------------------------
================================================================================

The CBMX Hybridizer/Reader (HR) [*]. The primary benefits to the customer include [*].

The user supplied System Controller (PC) [*].

The Hybridzer/Reader has the [*] since each Cassette can [*].

The [*] is a specially designed [*] that acts as [*]. The [*] is uniquely designed to [*]. It consists of [*].

Waste following microarray processing is [*].

--------------------------------------------------------------------------------


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -42-


--------------------------------------------------------------------------------
For customers wishing to [*].

Following [*].

Software for running the Hybridizer/Reader [*].
--------------------------------------------------------------------------------


DESIGN INPUT (RELEASE 1.0)

--------------------------------- ------------------------------------ ---------------------------------------
           PARAMETER                         SPECIFICATION                            COMMENTS
--------------------------------- ------------------------------------ ---------------------------------------

--------------------------------- ------------------------------------ ---------------------------------------

--------------------------------- ------------------------------------ ---------------------------------------
SYSTEM DIMENSIONS                 [*]                                  [*]

                                  [*]
                                  [*]
--------------------------------- ------------------------------------ ---------------------------------------
OPERATING CONDITIONS              [*]
--------------------------------- ------------------------------------ ---------------------------------------
POWER REQUIREMENTS                [*]                                  [*]
--------------------------------- ------------------------------------ ---------------------------------------
GAS REQUIREMENTS                  [*]
--------------------------------- ------------------------------------ ---------------------------------------
SYSTEM WARM-UP TIME               [*]
--------------------------------- ------------------------------------ ---------------------------------------
CASSETTE                          [*]:                                 [*]
--------------------------------- ------------------------------------ ---------------------------------------
                                  Dimensions to be provided            [*]
--------------------------------- ------------------------------------ ---------------------------------------


                         Confidential materials omitted and filed separately with the
                        Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                                                    June 18th 2001
between RDG and Combimatrix


                                                 CONFIDENTIAL
                                                     -43-


--------------------------------- ------------------------------------ ---------------------------------------
                                  [*]
--------------------------------- ------------------------------------ ---------------------------------------
                                  [*]
--------------------------------- ------------------------------------ ---------------------------------------
                                  [*]                                  [*]
CASSETTE INPUT DOOR
--------------------------------- ------------------------------------ ---------------------------------------
REAGENT RESERVOIRS                [*]
--------------------------------- ------------------------------------ ---------------------------------------
TEMPERATURE SENSOR                [*]                                  [*]
--------------------------------- ------------------------------------ ---------------------------------------
HEATING/COOLING                   [*]                                  [*]
--------------------------------- ------------------------------------ ---------------------------------------
                                  [*]
--------------------------------- ------------------------------------ ---------------------------------------
                                  [*]
--------------------------------- ------------------------------------ ---------------------------------------
FILTERS                           [*]
--------------------------------- ------------------------------------ ---------------------------------------
LIGHT SOURCE                      [*]                                  [*]
--------------------------------- ------------------------------------ ---------------------------------------
CAMERA/OPTICS                     [*]
--------------------------------- ------------------------------------ ---------------------------------------
                                  [*]
--------------------------------- ------------------------------------ ---------------------------------------
                                  [*]
--------------------------------- ------------------------------------ ---------------------------------------
                                  [*]
--------------------------------- ------------------------------------ ---------------------------------------
                                  [*]
--------------------------------- ------------------------------------ ---------------------------------------
CAMERA/COMPUTER DATA LINK         [*]
--------------------------------- ------------------------------------ ---------------------------------------
ON/OFF LIGHT                                                           [*]
--------------------------------- ------------------------------------ ---------------------------------------
"IN OPERATION LIGHT"                                                   [*]
--------------------------------- ------------------------------------ ---------------------------------------
REAGENT LEVEL MONITOR                                                  [*]
--------------------------------- ------------------------------------ ---------------------------------------
CALIBRATION CASSETTE              [*]                                           [*]
--------------------------------- ------------------------------------ ---------------------------------------


                         Confidential materials omitted and filed separately with the
                        Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                                                    June 18th 2001
between RDG and Combimatrix


                                                 CONFIDENTIAL
                                                     -44-


--------------------------------- ------------------------------------ ---------------------------------------
SYSTEM REPRODUCIBILITY            [*]                                  [*]
--------------------------------- ------------------------------------ ---------------------------------------
SENSITIVITY                       [*]                                  [*]
--------------------------------- ------------------------------------ ---------------------------------------
PACKAGING                         TBD
--------------------------------- ------------------------------------ ---------------------------------------
LABELS                            TBD
--------------------------------- ------------------------------------ ---------------------------------------
CERTIFICATIONS                    [*]                                  [*]
--------------------------------- ------------------------------------ ---------------------------------------

--------------------------------- ------------------------------------ ---------------------------------------
MANUAL                            [*]                                  To be written and produced by
                                                                       Engineering
--------------------------------- ------------------------------------ ---------------------------------------

SOFTWARE SPECIFICATIONS

---------------------------------- -------------------------------------------------------------------------
            PARAMETER                                       SPECIFICATION\COMMENTS
---------------------------------- -------------------------------------------------------------------------
LINKS                              [*]
---------------------------------- -------------------------------------------------------------------------
UNIT SERIAL NO. TRACKING           [*]
---------------------------------- -------------------------------------------------------------------------
DATA TRACKING                      [*]
---------------------------------- -------------------------------------------------------------------------
TIME AND TEMPERATURE CONTROL       [*]
---------------------------------- -------------------------------------------------------------------------
SIGNAL NORMALIZATION               [*]
---------------------------------- -------------------------------------------------------------------------
CALIBRATION                        [*]
---------------------------------- -------------------------------------------------------------------------


License and Supply Agreement                                                                  June 18th 2001
between RDG and Combimatrix


                                                 CONFIDENTIAL
                                                     -45-


---------------------------------- -------------------------------------------------------------------------
CAMERA CONTROL                     [*]
---------------------------------- -------------------------------------------------------------------------
CASSETTE TRAY CONTROL              [*]
---------------------------------- -------------------------------------------------------------------------
LIGHT SOURCE CONTROL               [*]
---------------------------------- -------------------------------------------------------------------------
LAMP USAGE MONITOR                 [*]
---------------------------------- -------------------------------------------------------------------------
IMAGE ACQUISITION                  [*]
---------------------------------- -------------------------------------------------------------------------
IMAGE STORAGE                      [*]
---------------------------------- -------------------------------------------------------------------------
IMAGE/DATA PRINTING                [*]
---------------------------------- -------------------------------------------------------------------------
REAGENT MANAGEMENT                 [*]
---------------------------------- -------------------------------------------------------------------------
LINK TO USER INTERFACE             [*]
---------------------------------- -------------------------------------------------------------------------


License and Supply Agreement                                                                  June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -46-


                                                            Design Specification

PROJECT NAME:              CBMX 1K Array Cassette
RELEASE NO.:                      Release 1.0 & Release 1.1
TARGET RELEASE DATE:              [*]
DATE COMPLETED:                   [*]
--------------------------------------------------------------------------------


================================================================================
                           PRODUCT CONCEPT/DESCRIPTION
================================================================================

The 1k Array will be [*]. Each 1K Array contains [*].

Release 1.0 [*] will be [*].
Release 1.1 [*] will be [*].

This technology enables [*].


The CBMX Cassette is [*].  The primary benefit to the customer is [*].

The Cassette is [*].

For customers wishing to use alternative hybridization, washing, and imaging formats, [*].

Along with [*], the cassette label [*].
Cassettes are shipped and stored [*].
Cassettes can be supplied [*].

Each Array chip in each Custom and Catalogue Cassette contains [*].

--------------------------------------------------------------------------------


DESIGN INPUT (RELEASE 1.0 AND RELEASE 1.1)

------------------------------- --------------------------- --------------------
          PARAMETER                   SPECIFICATION               COMMENTS
------------------------------- --------------------------- --------------------
ANODES PER ARRAY                [*]
------------------------------- --------------------------- --------------------
ANODE DIAMETER                  [*]
------------------------------- --------------------------- --------------------
ARRAYS/CASSETTE                 [*]                         [*]
------------------------------- --------------------------- --------------------

------------------------------- --------------------------- --------------------
NO. AVAILABLE ARRAY BAYS PER    [*]
CASSETTE
------------------------------- --------------------------- --------------------
MEMBRANE                        [*]
------------------------------- --------------------------- --------------------
DIMENSIONS                      ARRAYS:
------------------------------- --------------------------- --------------------


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -47-


------------------------------- --------------------------- --------------------
                                CASSETTE:
                                [*]
------------------------------- --------------------------- --------------------
BAR CODE STANDARD               [*]
------------------------------- --------------------------- --------------------
SPOT-TO-SPOT CV                 TBD                         [*]
------------------------------- --------------------------- --------------------
ARRAY-TO-ARRAY CV               TBD                         [*]
------------------------------- --------------------------- --------------------
NULL CONTROL                    [*]                         [*]
------------------------------- --------------------------- --------------------
POSITIVE CONTROL                [*]                         [*]
------------------------------- --------------------------- --------------------
NEGATIVE CONTROL                [*]                         [*]
------------------------------- --------------------------- --------------------


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -48-


------------------------------- --------------------------- --------------------
CASSETTE MATERIAL               TBD
------------------------------- --------------------------- --------------------
CASSETTE COLOR                  TBD
------------------------------- --------------------------- --------------------
LABEL CONTENTS                  TBD
------------------------------- --------------------------- --------------------


License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -49-


PROJECT NAME:              COMBIMATRIX SOFTWARE
RELEASE NO.:                       RELEASE 1.0 & RELEASE 1.1
TARGET RELEASE DATE:
DATE COMPLETED:


1. CombiMatrix workspace.

This piece of Software allows a user to [*].

2. Probe Design Software.

[*] proprietary Software has been developed at CombiMatrix to [*].

3. Hybridizer Software.

Once the user gets an Array, he can put it into the Hybridizer/Reader unit to [*]

4. Data-analysis Software or Image Capture Software.

This Software allows the user on any compatible computer to [*].


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -50-


            COMBIMATRIX 5-MODULE PRODUCTION SYNTHESIZER FOR CASSETTES
                         CONTEMPLATED BY SECTION 3.1 (d)


Consists of:

       ITEM    [*]   [*]

         1        [*]      [*]

         2        [*]      [*]

         3        [*]      [*]

         4        [*]      [*]

         5        [*]      [*]

         6        [*]      [*]

         7        [*]      [*]

         8        [*]      [*]

         9        [*]      [*]

         10       [*]      [*]


[*]:

         1        [*]      [*]

         2        [*]      [*]

         3        [*]      [*]

         4        [*]      [*]

         5        [*]      [*]


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -51-


                                    ANNEX IV
                                     PRICES


Price per Array for Catalogue Arrays and Blank Chips (other than those for sale by CBMX to RDG Customers), will be [*]:

                  [*]                                Price Per Chip
                  ------------------                 --------------
                  [*]                                [*]
                  [*]                                [*]
                  [*]                                [*]
                  [*]                                [*]
                  [*]                                [*]


                  [*]
                  [*]
                  [*]


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -52-


Hybridizer/Readers, other than those under Section 3.1:

                  Number of Units sold per Year                   Price per Unit
                  -----------------------------                   --------------

                  [*]                                             [*]

                  [*]                                             [*]
                  [*]                                             [*]


The price of Desk - Top Synthesizers will be as follows.
                  Number of Units sold per Year                   Price per Unit
                  -----------------------------                   --------------

                  [*]                                             [*]
                  [*]                                             [*]
                  [*]                                             [*]

Future lower pricing for Desk -Top Synthesizers beyond [*] Units sold per year will be determined at a later date based on further market and competitive information gathered by either Party and accepted by both Parties.

The price paid by RDG to CBMX for [*] is included in the price paid by RDG to CBMX for [*].

[*]


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -53-


                                    EXHIBIT A
                        License and Manufacturing Rights


The Parties to this Agreement agree that if (i) [*] and (ii) [*]. Access of RDG employees and agents to any CBMX facility shall be subject to CBMX's policies and procedures in effect at such time and shall occur during normal CBMX business hours. [*].

CBMC shall cooperate with the reasonable requests and instructions of such RDG employees until [*]; provided, however, that RDG shall indemnify, defend and hold harmless CBMX, its Affiliates and their respective inventors, officers, directors, employees and agents (collectively " Indemnities") from and against any and all claims, damages, losses, expenses, fines, penalties, costs, obligations and other liabilities (including, without limitation, legal cost and fees) CBMX or any of the Indemnities may suffer or incur or which might otherwise arise or be related to [*]; and, provided further, that RDG shall not materially disrupt CBMX's operations unrelated to [*].

RDG's access to CBMX facilities under this Exhibit shall continue until [*]. If it appears reasonably probable that [*], then the parties shall cooperate and perform transition planning necessary to implement the Manufacturing License described below.

If [*], then RDG shall have a license to [*] in accordance with the following terms:


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -54-


GRANT OF LICENSE. Effective on a date mutually agreed between the Parties or [*], CBMX agrees to grant RDG a limited, non-exclusive right and license to manufacture [*] for use, sale and distribution in accordance with RDG's rights under this Agreement. Accordingly, CBMX agrees to provide RDG all relevant information to enable RDG to manufacture [*]. In particular, CBMX shall furnish RDG with detailed manufacturing instructions and Know-How necessary for production and shall, subject to any agreements with CBMX's suppliers, supply RDG with or give RDG access to it's supplies or its suppliers of raw materials needed for production as well as materials used for controls. As soon as they are available, CBMX will deposit the detailed manufacturing instructions for Licensed Products at the office of a public notary or other trustworthy neutral institution the Parties may mutually agree upon. Such depositary shall disclose the manufacturing instructions and release them for manufacturing purposes to RDG upon RDG's written and signed statement ("Statement") that [*]. RDG shall however inform CBMX before or concurrently with sending the Statement about its intention to have the manufacturing instructions released from the depositary. CBMX shall have the right to seek injunctive or other equitable relief from such release from any court of competent jurisdiction if RDG delivers the Statement in breach or violation of this Agreement. .

TITLE. Nothing in this Manufacturing License shall be construed to convey or otherwise grant to RDG any right, title or interest in and to the Technology [*] other than as required to [*]. CBMX agrees that it take no action to interfere with RDG's rights granted under this license.

TERMINATION. As soon as [*], CBMX shall notify RDG and the Parties will agree on an appropriate schedule to phase out manufacturing at RDG's facilities; provided, however, that, unless terminated earlier, the Manufacturing License, and the rights granted thereunder, shall automatically terminate on the date [*]. In addition, this Manufacturing License, and the rights granted hereunder, shall terminate immediately upon termination of the Agreement.

FEES. In the event RDG exercises its option to [*], the total Running Royalty for [*] shall be [*].


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix

                                  CONFIDENTIAL
                                      -55-


NO LIABILITY. CBMX shall not assume any responsibility or liability for [*] manufactured by RDG under the Manufacturing License. RDG shall indemnify, defend and hold harmless CBMX and the other Indemnities from and against any and all claims, damages, losses, expenses, fines, penalties, costs, obligations and other liabilities (including, without limitation, legal cost and fees) CBMX may suffer or incur by reason relating to, arising out of or in connection with any action or claim brought relating to any [*] manufactured under this Manufacturing License.

NO WARRANTY. RDG agrees that it will only offer the same warranty as the original CBMX warranty on [*]. CBMX shall not be responsible for any warranty offered by RDG relating to any Failed Products manufactured by RDG under this Manufacturing License.

SURVIVAL. The preceding two paragraphs shall survive termination of the Manufacturing License.


          Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

License and Supply Agreement                                      June 18th 2001
between RDG and Combimatrix